UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10395

Pioneer Series Trust VII
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end:  October 31, 2020

Date of reporting period:  November 1, 2019 through April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Global High
Yield Fund

Semiannual Report | April 30, 2020

Ticker Symbols:
Class A	PGHYX
Class C	PGYCX
Class Y	GHYYX

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 1

President’s Letter
Dear Shareholders,
The new decade has arrived delivering a first quarter that will go down in the history books. The beginning of the year seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the potential risks during periods of market volatility. As the first several months of 2020 have reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyze each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
2 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
April 30, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 3

Portfolio Management Discussion | 4/30/20
In the following interview, Andrew Feltus discusses the market environment and the performance of Pioneer Global High Yield Fund during the six-month period ended April 30, 2020. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the day-to-day management of the Fund, along with Kenneth J. Monaghan, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer, and Matthew Shulkin, a vice president and a portfolio manager at Amundi Pioneer.
Q    How did the Fund perform during the six-month period ended April 30, 2020?
A    Pioneer Global High Yield Fund’s Class A shares returned -15.58% at net asset value during the six-month period ended April 30, 2020, while the Fund’s benchmarks, the Bloomberg Barclays Global High Yield Index (the Bloomberg Barclays Index) and the ICE Bank of America (ICE BofA) U.S. High Yield Index, returned -8.94% and -7.68%, respectively. During the same period, the average return of the 719 mutual funds in Morningstar’s High Yield Bond Funds category was -7.78%.
Q   How would you describe the market environment for global high-yield investors during the six-month period ended April 30, 2020?
A    Entering the period in November 2019, market sentiment was supported by an accommodative Federal Reserve (Fed), which had cut its benchmark overnight lending rate by a quarter point three times in 2019. The investment backdrop for riskier assets was further bolstered as the U.S. and China moved toward a “phase one” trade deal, which was ultimately inked in mid-January of 2020, thus partially alleviating a source of concern that had troubled the markets for most of the previous year.
However, beginning in mid-February 2020, the financial markets began experiencing increased volatility and ultimately a severe sell-off driven by the negative effects of the COVID-19 virus on the global economy, as the virus, which began spreading through China but soon moved into other countries, quickly became a pandemic. Economies around the world, including the U.S., ground to a near halt during March as concerns related to public health led to the rapid implementation by governments and companies of extreme measures focused on virus containment, including the shutting down of businesses and activities deemed non-essential as well as a substantial increase in the number of employees working remotely. The situation was further exacerbated as oil prices plummeted to 20-year lows in response not
4 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

only to slumping global demand due to the economic slowdown caused by the spread of COVID-19, but also to a supply shock spurred by a price war launched on March 8 between Saudi Arabia and Russia.
In financial markets, uncertainty over the scope and duration of the pandemic crisis and the need for cash drove wholesale liquidations across most asset classes and a flight-to-safety trade that drove U.S. Treasury yields to historic lows. Significant selling in U.S. dollar (USD) fixed-income markets eventually stressed other markets and led to price dislocations in all segments, even Treasury bonds.
U.S. high-yield bonds declined sharply as the economic outlook shifted from growth to recession, and investors anticipated the high-yield default rate moving well into double digits. The European high-yield market held up somewhat better, largely due to its overall higher-quality profile and lower exposure to energy issuers. In emerging markets, losses for corporate bonds were less severe than for U.S. high-yield bonds, partially reflecting the already beaten-down valuations in Latin America. By contrast, emerging markets sovereign debt experienced steep declines, particularly in energy-linked and less developed, less liquid markets.
The unprecedented shutting down of much of the global economy spurred extraordinary responses from monetary and fiscal policymakers. For instance, in the U.S., the Fed jumped into action by dusting off the 2008/2009 policy “playbook” and rapidly rolling out a raft of programs aimed at restoring market liquidity, facilitating credit availability, and boosting investors’ confidence. The measures included reducing the benchmark federal funds rate target range to zero and committing to making unlimited purchases of U.S. Treasuries and agency mortgage-backed securities (MBS), if necessary, as well as providing support for commercial paper issuance, mutual fund liquidity needs, and the issuance of asset-backed securities (ABS). The Fed then entered uncharted waters with the announcement on March 23 of purchasing programs in support of investment-grade corporate bonds in both the new-issue and secondary markets. On the fiscal side, Congress and the White House agreed on a $2.2 trillion stimulus bill that was passed as March drew to a close. That aid package was followed a few weeks later by another package worth nearly $500 billion, highlighted by support for small businesses.
The unprecedented scope and rapidity of the response from policymakers to the COVID-19 crisis resulted in a rebound in the market for riskier assets, including high-yield corporates, during the month of April. To illustrate, the Fund’s benchmarks, the Bloomberg Barclays Index and the ICE BofA Index, while down significantly for the full six-month period, returned 3.80% and 4.37%, respectively, in April.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 5

Q   What principal factors affected the Fund’s performance relative to its benchmarks during the six-month period ended April 30, 2020?
A    At the start of the six-month period, we had positioned the Fund to potentially take advantage of continued strength in consumer confidence, given generally sound household balance sheets and a backdrop of nearly full employment and rising wages. From a sector perspective, the Fund’s positioning was reflected in the portfolio’s overweight exposures to airline, gaming, and restaurant credits; meanwhile, we had generally avoided investments in retail issues given the secular challenges the sector has been facing, particularly the ever-encroaching threat of eCommerce.
The Fund’s sector allocations worked out well early in the period, but ultimately weighed on benchmark-relative returns as global economies began essentially shutting down in the wake of the COVID-19 crisis. While gaming credits have begun to show signs of stabilizing on the manufacturing side, and in Asia, where virus-containment efforts are at a more advanced stage than in Europe, the U.S., and other regions, investors’ sentiment with respect to airline credits remained very poor through the end of the six-month period.
A modest portfolio overweight to energy issues detracted from the Fund’s benchmark-relative results as the sector struggled even more than the rest of the market during the six-month period, given the severe weakness in oil prices. However, that negative was essentially offset by the Fund’s up-in-quality bias and strong security selection results within energy. In particular, our preference for holding the debt of midstream companies involved in pipeline, storage, and transportation services, including American Midstream Partners and Delek Logistics Partners, benefited the Fund’s relative performance.
When the lockdowns started, sectors that had the greatest exposure to consumer activity suffered the most, including restaurants, casinos, leisure, and travel. In that vein, the portfolio’s exposure to WESCO Aircraft, a supplier of parts to the airline industry, detracted from the Fund’s benchmark-relative returns as commercial aviation felt the effects of the severe restrictions on global travel. Another position that detracted from the Fund’s relative performance during the six-month period was Diamond Sports, a regional sports network spun out into Sinclair Broadcasting Group in order to facilitate Disney’s acquisition of 21st Century Fox. Diamond Sports saw the outlook for its debt deteriorate further with the absence of sports-related content resulting from COVID-19 containment measures, as professional sports leagues and other athletic organizations canceled or suspended activities. (The Fund had no exposure to Sinclair, Disney, or
6 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

21st Century Fox as of April 30, 2020.) A position in Posada, a leading hotel operator in Mexico, also detracted notably from the Fund’s benchmark-relative results as tourism ground to a halt.
From a regional perspective, within the emerging markets, the Fund’s underweight to sovereign debt benefited benchmark-relative performance during the six-month period. In currency terms, a portfolio underweight to the euro and an overweight to the Egyptian pound contributed positively to relative returns.
With regard to the Fund’s out-of-benchmark allocations, exposure to insurance-linked securities (ILS), which are issued by property-and-casualty insurers to help mitigate the impact of having to pay claims arising from natural disasters, made a slight positive contribution to relative performance. ILS have typically displayed a lack of correlation to other riskier asset classes and have tended to provide relative liquidity during a credit-market dislocation. Conversely, a modest out-of-benchmark position in leveraged bank loans detracted from the Fund’s benchmark-relative results as performance for the category trailed the returns of high-yield securities. We continue to be attracted to the relative lack of correlation with traditional fixed-income instruments of both bank loans and ILS. In addition, given the decline in the markets for riskier assets, the Fund’s cash position helped relative performance during the six-month period.
Finally, with regard to credit quality, the Fund’s underweight to higher-quality issues in the BB-ratings range of the high-yield market acted as a constraint on benchmark-relative returns as the BB segment saw more modest declines than lower-rated issues over the six-month period.
Q    Did the Fund have any exposure to derivative securities during the six-month period ended April 30, 2020? If so, did the derivatives have an effect on the Fund’s performance?
A    Yes, we invested in some credit-default swaps to help manage the portfolio’s exposure to the high-yield corporate sector during periods of asset flows into or out of the Fund. The swaps performed essentially in line with the high-yield market during the six-month period. We also used foreign forward currency contracts (currency forwards) and foreign exchange options in an attempt to manage currency risk within the portfolio. Those positions contributed positively to the Fund’s performance as the euro declined relative to the USD over the six-month period.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 7

Q    Did the Fund’s distributions* to shareholders change during the six-month period ended April 30, 2020?
A    The Fund’s distributions remained relatively stable during the six-month period, despite volatility in both Treasury yields and credit spreads. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
Q    What is your investment outlook?
A    A global recession appears to be a near certainty in the wake of the COVID-19 crisis. The U.S. economy is roughly 70% service-based, and those segments of the economy have taken a direct and serious hit from the virus-containment measures. Manufacturing activity has largely shut down as well, given the bleak employment outlook and a weakened consumer outlook. On the plus side, the monetary and fiscal policy responses by the Fed and the U.S. government have been extraordinarily rapid, in contrast to the 2008 financial crisis. However, it is difficult to predict the extent to which these measures will be sufficient to prevent further deterioration in investor sentiment, let alone support a “V-shaped,” or sharp recovery.
Historically, recessions have typically been caused by policy mistakes, such as failures in oversight that lead to market speculation, the Fed’s tightening monetary policy prematurely, or simply by a winding down or “pause” in business cycles. By contrast, the current economic conditions are the result of a public health and scientific challenge. Debtors have been granted a significant degree of forbearance, which we view as appropriate under the current circumstances. That is not to say there will not be damage to companies with weak business models or households that have been unable to save or otherwise bolster their finances. However, over a long-term horizon we do not anticipate seeing the levels of capital impairment currently embedded in security valuations.
In broad terms, the Fund’s current positioning is designed to allow it to benefit from any potential recovery in credit markets. In our view, the high-yield market has experienced a dislocation between fundamentals and valuations caused primarily by a liquidity squeeze and panic selling. March 2020 saw high-yield spreads go from their tightest levels for the cycle to their widest levels for the cycle.
*    Distributions are not guaranteed.
8 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

Current spread levels have indicated that the high-yield market has priced in a default rate that we have not seen since the Great Depression of the 1930s, which is higher than our expected default-rate scenario, leading us to believe that the market has overshot to the downside.
With high-yield corporate spreads well above their long-term averages, we believe investors are receiving fair compensation for taking on credit risk. As a result, we have increased the Fund’s exposure to high yield, with a focus on the higher-quality range of the asset class. As the year progresses, we believe we could see spread compression and favorable performance within corporate credit should the global economy begin to recover.
As always, we will utilize intensive research when picking the Fund’s investments, with a focus on the fundamentals and the risk/reward profile of each individual security.
Please refer to the Schedule of Investments on pages 18–39 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.
Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 9

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.
The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc. for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
10 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

Portfolio Summary | 4/30/20

10 Largest Holdings
(As a percentage of total investments)*
1.	Garda World Security Corp., 9.5%, 11/1/27 (144A)	1.20%
2.	Platin 1426 GmbH, 5.375%, 6/15/23 (144A)	1.07
3.	U.S. Treasury Bills, 5/12/20	1.04
4.	Hidrovias International Finance S.a.r.l., 5.95%, 1/24/25 (144A)	1.02
5.	MDC Partners, Inc., 6.5%, 5/1/24 (144A)	0.94
6.	International Game Technology Plc, 2.375%, 4/15/28 (144A)	0.88
7.	Kenbourne Invest SA, 6.875%, 11/26/24 (144A)	0.88
8.	Digicel, Ltd., 6.0%, 4/15/21 (144A)	0.88
9.	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	0.84
10.	Teva Pharmaceutical Finance Netherlands II BV, 1.625%, 10/15/28	0.81

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 11

Prices and Distributions | 4/30/20

Net Asset Value per Share

Class	4/30/20	10/31/19
A	$7.03	$8.57
C	$7.02	$8.55
Y	$6.90	$8.41

Distributions per Share: 11/1/19–4/30/20

	Net
	Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.2300	$ —	$ —
C	$0.1892	$ —	$ —
Y	$0.2361	$ —	$ —

Index Definitions
The Bloomberg Barclays Global High Yield Index is an unmanaged index that provides a broad-based measure of the global high-yield fixed-income markets. The index represents the union of the Barclays U.S. High-Yield, Barclays Pan-European High-Yield, Barclays U.S. Emerging Markets High-Yield, and Barclays Pan-European Emerging Markets High-Yield Indices. The ICE BofA U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts appearing on pages 13–15.
12 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

Performance Update | 4/30/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global High Yield Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays Global High Yield Index and the ICE Bank of America (BofA) U.S. High Yield Index.
Average Annual Total Returns
(As of April 30, 2020)

			BBG	ICE
			Barclays	BofA
	Net	Public	Global	U.S.
	Asset	Offering	High	High
	Value	Price	Yield	Yield
Period	(NAV)	(POP)	Index	Index
10 years	2.65%	2.17%	5.30%	5.66%
5 years	-0.23	-1.14	2.66	3.19
1 year	-13.82	-17.70	-6.89	-5.26

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross	Net
1.26%	1.14%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charge been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through March 1, 2021, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 13

Performance Update | 4/30/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bloomberg Barclays Global High Yield Index and the ICE Bank of America (BofA) U.S. High Yield Index.
Average Annual Total Returns
(As of April 30, 2020)

			BBG	ICE
			Barclays	BofA
			Global	U.S.
			High	High
	If	If	Yield	Yield
Period	Held	Redeemed	Index	Index
10 years	1.91%	1.91%	5.30%	5.66%
5 years	-0.96	-0.96	2.66	3.19
1 year	-14.50	-14.50	-6.89	-5.26

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
1.97%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

Performance Update | 4/30/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bloomberg Barclays Global High Yield Index and the ICE Bank of America (BofA) U.S. High Yield Index.
Average Annual Total Returns
(As of April 30, 2020)

		BBG	ICE
		Barclays	BofA
	Net	Global	U.S.
	Asset	High	High
	Value	Yield	Yield
Period	(NAV)	Index	Index
10 years	2.89%	5.30%	5.66%
5 years	0.02	2.66	3.19
1 year	-13.68	-6.89	-5.26

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross	Net
0.96%	0.90%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through March 1, 2021, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 15

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund
Based on actual returns from November 1, 2019 through April 30, 2020.
Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/19
Ending Account Value (after expenses)	$844.20	$840.70	$845.50
on 4/30/20
Expenses Paid During Period*	$5.23	$9.34	$4.13

*
Expenses are equal to the Fund’s annualized expense ratio of 1.14%, 2.04%, and 0.90% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).

16 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2019 through April 30, 2020.
Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/19
Ending Account Value (after expenses)	$1,019.19	$1,014.72	$1,020.39
on 4/30/20
Expenses Paid During Period*	$5.72	$10.22	$4.52

*
Expenses are equal to the Fund’s annualized expense ratio of 1.14%, 2.04%, and 0.90% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).

Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 17

Schedule of Investments | 4/30/20 (unaudited)

Shares		Value

UNAFFILIATED ISSUERS — 93.5%
COMMON STOCKS — 0.2% of Net Assets
Construction & Engineering — 0.0%†
6,013,974(a)	Abengoa SA, Class B	$ 44,792
	Total Construction & Engineering	$ 44,792
Household Durables — 0.0%†
1,443,476(a)	Desarrolladora Homex SAB de CV	$ 2,342
	Total Household Durables	$ 2,342
Oil, Gas & Consumable Fuels — 0.2%
25	Amplify Energy Corp.	$ 33
5,735,146^(a)	Ascent CNR Corp.	430,136
	Total Oil, Gas & Consumable Fuels	$ 430,169
Paper & Forest Products — 0.0%†
459,481(a)	Emerald Plantation Holdings, Ltd.	$ 13,785
	Total Paper & Forest Products	$ 13,785
TOTAL COMMON STOCKS
	(Cost $4,810,205)	$ 491,088
CONVERTIBLE PREFERRED STOCK — 0.2%
of Net Assets
Banks — 0.2%
325(b)	Wells Fargo & Co., 7.5%	$ 454,623
	Total Banks	$ 454,623
TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost $415,340)	$ 454,623

Principal
Amount USD ($)

ASSET BACKED SECURITY — 0.2% of Net Assets
450,000	InSite Issuer LLC, Series 2016-1A, Class C, 6.414%,
	11/15/46 (144A)	$ 445,388
TOTAL ASSET BACKED SECURITY
	(Cost $450,000)	$ 445,388
COMMERCIAL MORTGAGE-BACKED SECURITY —
0.4% of Net Assets
828,316(c)	Banc of America Commercial Mortgage Trust, Series 2007-4,
	Class H, 6.059%, 2/10/51 (144A)	$ 795,465
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITY
	(Cost $815,206)	$ 795,465

The accompanying notes are an integral part of these financial statements.
18 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

Principal
Amount USD ($)			Value

CONVERTIBLE CORPORATE BONDS — 2.0% of
Net Assets
Airlines — 0.2%
210,000		GOL Equity Finance SA, 3.75%, 7/15/24 (144A)	$ 101,850
310,000		Southwest Airlines Co., 1.25%, 5/1/25	342,135
		Total Airlines	$ 443,985
Banks — 0.0%†
IDR	11,178,198,000^	PT Bakrie & Brothers Tbk, 0.0%, 12/22/22	$ 75,147
		Total Banks	$ 75,147
Biotechnology — 0.7%
628,000		Exact Sciences Corp., 0.375%, 3/1/28	$ 571,949
945,000		Insmed, Inc., 1.75%, 1/15/25	887,119
		Total Biotechnology	$ 1,459,068
Computers — 0.2%
473,000		Pure Storage, Inc., 0.125%, 4/15/23	$ 434,261
		Total Computers	$ 434,261
Leisure Time — 0.1%
150,000		Callaway Golf Co., 2.75%, 5/1/26	$ 155,182
70,000		Sabre GLBL, Inc., 4.0%, 4/15/25 (144A)	82,975
		Total Leisure Time	$ 238,157
Media — 0.2%
498,000		DISH Network Corp., 2.375%, 3/15/24	$ 418,704
		Total Media	$ 418,704
Retail — 0.3%
470,000		American Eagle Outfitters, Inc., 3.75%, 4/15/25 (144A)	$ 515,242
		Total Retail	$ 515,242
Transportation — 0.3%
875,000		Golar LNG, Ltd., 2.75%, 2/15/22	$ 558,906
		Total Transportation	$ 558,906
TOTAL CONVERTIBLE CORPORATE BONDS
		(Cost $5,357,999)	$ 4,143,470
CORPORATE BONDS — 76.9% of Net Assets
Advertising — 1.0%
195,000		Lamar Media Corp., 4.0%, 2/15/30 (144A)	$ 178,425
2,340,000		MDC Partners, Inc., 6.5%, 5/1/24 (144A)	1,813,500
		Total Advertising	$ 1,991,925
Aerospace & Defense — 0.7%
593,000		Bombardier, Inc., 7.875%, 4/15/27 (144A)	$ 383,967
780,000		Howmet Aerospace, Inc., 6.875%, 5/1/25	795,417
215,000		Spirit AeroSystems, Inc., 7.5%, 4/15/25 (144A)	211,775
		Total Aerospace & Defense	$ 1,391,159

The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 19

Schedule of Investments | 4/30/20 (unaudited) (continued)

Principal
Amount USD ($)			Value

		Agriculture — 0.5%
	1,295,000	Kernel Holding SA, 6.5%, 10/17/24 (144A)	$ 1,088,732
		Total Agriculture	$ 1,088,732
		Airlines — 1.8%
	765,000	Aerovias de Mexico SA de CV, 7.0%, 2/5/25 (144A)	$ 286,875
	1,031,000	American Airlines Group, Inc., 3.75%, 3/1/25 (144A)	474,879
	690,000	American Airlines Group, Inc., 5.0%, 6/1/22 (144A)	388,953
	955,000	Delta Air Lines, Inc., 3.75%, 10/28/29	666,748
	760,000	Delta Air Lines, Inc., 7.0%, 5/1/25 (144A)	780,028
	1,185,000	Latam Finance, Ltd., 7.0%, 3/1/26 (144A)	491,775
EUR	1,000,000	Transportes Aereos Portugueses SA, 5.625%,
		12/2/24 (144A)	664,159
		Total Airlines	$ 3,753,417
		Auto Manufacturers — 1.3%
	222,000	Ford Motor Co., 8.5%, 4/21/23	$ 218,947
	222,000	Ford Motor Co., 9.0%, 4/22/25	216,172
	1,495,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	1,450,150
	770,000	Navistar International Corp., 9.5%, 5/1/25 (144A)	808,500
		Total Auto Manufacturers	$ 2,693,769
		Auto Parts & Equipment — 1.1%
	190,000	Adient US LLC, 9.0%, 4/15/25 (144A)	$ 198,075
	934,000	American Axle & Manufacturing, Inc., 6.25%, 3/15/26	695,830
	1,193,000	Dealer Tire LLC/DT Issuer LLC, 8.0%, 2/1/28 (144A)	833,609
EUR	770,000	Garrett LX I S.a.r.l./Garrett Borrowing LLC, 5.125%,
		10/15/26 (144A)	556,631
		Total Auto Parts & Equipment	$ 2,284,145
		Banks — 5.3%
	1,150,000	Akbank TAS, 5.125%, 3/31/25	$ 1,046,500
	1,300,000(b)(c)	Alfa Bank AO Via Alfa Bond Issuance Plc, 8.0% (5 Year USD
		Swap Rate + 666 bps)	1,271,881
ARS	8,000,000(d)	Banco de la Ciudad de Buenos Aires, 28.099% (BADLARPP +
		399 bps), 12/5/22	81,049
	1,026,000(b)(c)	Banco Mercantil del Norte SA, 6.75% (5 Year CMT Index +
		497 bps) (144A)	813,721
	1,100,000(b)(c)	Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)	1,061,500
	625,000(b)(c)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	543,750
	1,953,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	1,620,990
	1,392,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	1,183,200
	750,000(b)(c)	Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap Rate + 546
		bps) (144A)	697,500
	875,000(b)(c)	JPMorgan Chase & Co., 4.6% (SOFRRATE + 313 bps)	784,875

The accompanying notes are an integral part of these financial statements.
20 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

Principal
Amount USD ($)			Value

		Banks (continued)
	1,122,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%,
		6/15/25 (144A)	$ 950,895
	750,000(b)(c)	Sovcombank Via SovCom Capital DAC, 7.75% (5 Year
		CMT Index + 638 bps) (144A)	619,620
	9,000(c)	Turkiye Vakiflar Bankasi TAO, 8.0% (5 Year USD Swap Rate +
		585 bps), 11/1/27 (144A)	7,848
		Total Banks	$ 10,683,329
		Building Materials — 1.8%
	430,000	Builders FirstSource, Inc., 6.75%, 6/1/27 (144A)	$ 442,900
	1,485,000	Cemex SAB de CV, 5.45%, 11/19/29 (144A)	1,225,125
	575,000	JELD-WEN, Inc., 6.25%, 5/15/25 (144A)	581,469
	1,466,000	Patrick Industries, Inc., 7.5%, 10/15/27 (144A)	1,378,040
	91,000	Summit Materials LLC/Summit Materials Finance Corp.,
		5.125%, 6/1/25 (144A)	88,043
		Total Building Materials	$ 3,715,577
		Chemicals — 2.5%
EUR	600,000	Ashland Services BV, 2.0%, 1/30/28 (144A)	$ 613,642
	1,068,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	854,400
	520,000	PolyOne Corp., 5.75%, 5/15/25 (144A)	526,500
	1,218,000	Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 4/1/25 (144A)	1,042,608
	236,000	Trinseo Materials Operating SCA/Trinseo Materials Finance,
		Inc., 5.375%, 9/1/25 (144A)	198,830
	800,000	Tronox, Inc., 6.5%, 5/1/25 (144A)	805,000
	1,100,000	Tronox, Inc., 6.5%, 4/15/26 (144A)	995,500
		Total Chemicals	$ 5,036,480
		Coal — 0.5%
	1,420,000	SunCoke Energy Partners LP/SunCoke Energy Partners
		Finance Corp., 7.5%, 6/15/25 (144A)	$ 1,082,750
		Total Coal	$ 1,082,750
		Commercial Services — 5.3%
	440,000	Allied Universal Holdco LLC/Allied Universal Finance Corp.,
		6.625%, 7/15/26 (144A)	$ 452,364
	1,345,000	Allied Universal Holdco LLC/Allied Universal Finance Corp.,
		9.75%, 7/15/27 (144A)	1,358,450
	680,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	578,000
	2,308,000	Garda World Security Corp., 9.5%, 11/1/27 (144A)	2,308,000
EUR	325,000	Kapla Holding SAS, 3.375%, 12/15/26 (144A)	303,467
EUR	705,000	Loxam SAS, 6.0%, 4/15/25 (144A)	545,936
	335,000	Prime Security Services Borrower LLC/Prime Finance, Inc.,
		5.25%, 4/15/24 (144A)	328,196
	915,000	Prime Security Services Borrower LLC/Prime Finance, Inc.,
		5.75%, 4/15/26 (144A)	901,549

The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 21

Schedule of Investments | 4/30/20 (unaudited) (continued)

Principal
Amount USD ($)			Value

		Commercial Services (continued)
	1,480,000	Prime Security Services Borrower LLC/Prime Finance, Inc.,
		6.25%, 1/15/28 (144A)	$ 1,313,204
EUR	1,105,000	Q-Park Holding I BV, 2.0%, 3/1/27 (144A)	1,098,055
	1,225,000	Sotheby’s, 7.375%, 10/15/27 (144A)	1,031,303
	708,000	Verscend Escrow Corp., 9.75%, 8/15/26 (144A)	738,090
		Total Commercial Services	$ 10,956,614
		Computers — 0.3%
	280,000	Dell International LLC/EMC Corp., 6.2%, 7/15/30 (144A)	$ 309,043
	110,000	NCR Corp., 8.125%, 4/15/25 (144A)	116,600
		Total Computers	$ 425,643
		Distribution & Wholesale — 0.5%
	1,515,000	Wolverine Escrow LLC, 8.5%, 11/15/24 (144A)	$ 1,064,288
		Total Distribution & Wholesale	$ 1,064,288
		Diversified Financial Services — 2.7%
	1,765,000	ASG Finance Designated Activity Co., 7.875%,
		12/3/24 (144A)	$ 891,325
	1,115,000	Banco BTG Pactual SA, 4.5%, 1/10/25 (144A)	1,042,525
	2,615,000	Financiera Independencia SAB de CV SOFOM ENR,
		8.0%, 7/19/24 (144A)	1,431,713
	1,280,000(e)	Global Aircraft Leasing Co., Ltd., 6.5% (7.25% PIK 6.5%
		cash), 9/15/24 (144A)	774,400
	855,000	Nationstar Mortgage Holdings, Inc., 6.0%, 1/15/27 (144A)	729,400
	1,416,000	Unifin Financiera SAB de CV, 8.375%, 1/27/28 (144A)	618,084
		Total Diversified Financial Services	$ 5,487,447
		Electric — 1.7%
	580,000	Calpine Corp., 5.125%, 3/15/28 (144A)	$ 565,500
	1,150,000	Cemig Geracao e Transmissao SA, 9.25%, 12/5/24 (144A)	1,198,300
	335,000	Clearway Energy Operating LLC, 4.75%, 3/15/28 (144A)	340,862
	587,000	Clearway Energy Operating LLC, 5.75%, 10/15/25	604,551
	1,120,000	Pampa Energia SA, 7.5%, 1/24/27 (144A)	678,720
	953,454	Stoneway Capital Corp., 10.0%, 3/1/27 (144A)	140,644
		Total Electric	$ 3,528,577
		Electrical Components & Equipment — 0.9%
EUR	815,000	Belden, Inc., 3.375%, 7/15/27 (144A)	$ 839,109
EUR	1,052,000	Belden, Inc., 3.875%, 3/15/28 (144A)	1,094,643
		Total Electrical Components & Equipment	$ 1,933,752
		Engineering & Construction — 0.8%
	995,000	IHS Netherlands Holdco BV, 7.125%, 3/18/25 (144A)	$ 905,649
	800,000	IHS Netherlands Holdco BV, 8.0%, 9/18/27 (144A)	728,000
		Total Engineering & Construction	$ 1,633,649

The accompanying notes are an integral part of these financial statements.
22 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

Principal
Amount USD ($)			Value

		Entertainment — 3.6%
GBP	1,750,000	AMC Entertainment Holdings, Inc., 6.375%, 11/15/24	$ 518,134
	1,330,000	Codere Finance 2 Luxembourg SA, 7.625%, 11/1/21 (144A)	501,304
	495,000	Eldorado Resorts, Inc., 6.0%, 4/1/25	475,200
	1,373,000	Enterprise Development Authority, 12.0%, 7/15/24 (144A)	1,239,132
EUR	1,921,000	International Game Technology Plc, 2.375%, 4/15/28 (144A)	1,702,404
EUR	1,124,000	Scientific Games International, Inc., 3.375%, 2/15/26 (144A)	1,008,285
EUR	712,000	Scientific Games International, Inc., 5.5%, 2/15/26 (144A)	513,963
	955,000	Scientific Games International, Inc., 7.0%, 5/15/28 (144A)	687,600
	955,000	Scientific Games International, Inc., 7.25%, 11/15/29 (144A)	680,438
	344,000	Scientific Games International, Inc., 8.25%, 3/15/26 (144A)	259,720
		Total Entertainment	$ 7,586,180
		Environmental Control — 0.8%
	957,000	Covanta Holding Corp., 6.0%, 1/1/27	$ 918,720
	134,000	GFL Environmental, Inc., 5.125%, 12/15/26 (144A)	139,360
	1,081,000	Tervita Corp., 7.625%, 12/1/21 (144A)	713,460
		Total Environmental Control	$ 1,771,540
		Food — 3.6%
	485,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
		LP/Albertsons LLC, 4.875%, 2/15/30 (144A)	$ 491,669
	390,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
		LP/Albertsons LLC, 5.875%, 2/15/28 (144A)	407,433
	266,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
		LP/Albertsons LLC, 7.5%, 3/15/26 (144A)	290,937
	1,275,000	FAGE International SA/FAGE USA Dairy Industry, Inc., 5.625%,
		8/15/26 (144A)	1,179,375
	500,000	JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
		2/15/28 (144A)	535,470
	505,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
		Inc., 6.5%, 4/15/29 (144A)	534,043
	1,616,000	Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)	1,486,720
	1,250,000	Nova Austral SA, 8.25%, 5/26/21 (144A)	412,500
	713,000	Pilgrim’s Pride Corp., 5.875%, 9/30/27 (144A)	721,520
EUR	655,000	Quatrim SASU, 5.875%, 1/15/24 (144A)	727,645
	555,000	Simmons Foods, Inc., 5.75%, 11/1/24 (144A)	516,150
		Total Food	$ 7,303,462
		Forest Products & Paper — 0.6%
	735,000	Mercer International, Inc., 7.375%, 1/15/25	$ 704,056
	609,000	Schweitzer-Mauduit International, Inc., 6.875%,
		10/1/26 (144A)	603,032
		Total Forest Products & Paper	$ 1,307,088
		Healthcare-Services — 1.9%
	457,000	Centene Corp., 4.75%, 1/15/25 (144A)	$ 471,144
	250,000	Centene Corp., 5.375%, 6/1/26 (144A)	264,700

The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 23

Schedule of Investments | 4/30/20 (unaudited) (continued)

Principal
Amount USD ($)			Value

		Healthcare-Services (continued)
	1,484,000	Surgery Center Holdings, Inc., 10.0%, 4/15/27 (144A)	$ 1,372,700
	1,042,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	1,031,580
	850,000	West Street Merger Sub, Inc., 6.375%, 9/1/25 (144A)	796,875
		Total Healthcare-Services	$ 3,936,999
		Holding Companies-Diversified — 0.7%
	1,680,000	VistaJet Malta Finance Plc/XO Management Holding, Inc.,
		10.5%, 6/1/24 (144A)	$ 1,339,800
		Total Holding Companies-Diversified	$ 1,339,800
		Home Builders — 2.6%
	750,000	Beazer Homes USA, Inc., 5.875%, 10/15/27	$ 577,500
	1,104,000	Beazer Homes USA, Inc., 6.75%, 3/15/25	949,440
	155,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	120,900
	300,000	Brookfield Residential Properties, Inc./Brookfield
		Residential US Corp., 4.875%, 2/15/30 (144A)	246,360
	977,000	Brookfield Residential Properties, Inc./Brookfield
		Residential US Corp., 6.25%, 9/15/27 (144A)	893,955
	637,000	KB Home, 6.875%, 6/15/27	668,850
	950,000	M/I Homes, Inc., 4.95%, 2/1/28 (144A)	831,250
	1,259,000	Taylor Morrison Communities, Inc., 5.875%, 6/15/27 (144A)	1,158,280
		Total Home Builders	$ 5,446,535
		Home Furnishings — 0.7%
EUR	1,485,000	International Design Group S.p.A., 6.5%, 11/15/25 (144A)	$ 1,380,916
		Total Home Furnishings	$ 1,380,916
		Insurance — 0.3%
GBP	585,000	Galaxy Bidco, Ltd., 6.5%, 7/31/26 (144A)	$ 711,245
		Total Insurance	$ 711,245
		Internet — 1.5%
	300,000	Expedia Group, Inc., 6.25%, 5/1/25 (144A)	$ 305,940
	150,000	Expedia Group, Inc., 7.0%, 5/1/25 (144A)	152,617
	620,000	Netflix, Inc., 3.625%, 6/15/25 (144A)	627,750
EUR	540,000	Netflix, Inc., 3.625%, 6/15/30 (144A)	596,051
EUR	1,250,000	Netflix, Inc., 3.875%, 11/15/29 (144A)	1,403,353
		Total Internet	$ 3,085,711
		Iron & Steel — 1.8%
	620,000	Big River Steel LLC/BRS Finance Corp., 7.25%,
		9/1/25 (144A)	$ 581,250
	1,152,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	1,005,120
	160,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	158,400
	20,000	Commercial Metals Co., 5.375%, 7/15/27	19,550
	473,000	Metinvest BV, 7.75%, 4/23/23 (144A)	330,627
	2,165,000	Metinvest BV, 7.75%, 10/17/29 (144A)	1,387,159
		Total Iron & Steel	$ 3,482,106

The accompanying notes are an integral part of these financial statements.
24 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

Principal
Amount USD ($)			Value

		Leisure Time — 0.8%
	295,000	Carnival Corp., 3.95%, 10/15/20	$ 286,542
	345,000	Carnival Corp., 11.5%, 4/1/23 (144A)	360,471
	1,485,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	998,662
		Total Leisure Time	$ 1,645,675
		Lodging — 1.6%
	1,140,000	Grupo Posadas SAB de CV, 7.875%, 6/30/22 (144A)	$ 446,310
	135,000	Hilton Domestic Operating Co., Inc., 5.375%, 5/1/25 (144A)	134,156
	140,000	Hilton Domestic Operating Co., Inc., 5.75%, 5/1/28 (144A)	141,064
	205,000	Hyatt Hotels Corp., 4.375%, 9/15/28	194,668
	525,000	Hyatt Hotels Corp., 5.375%, 4/23/25	534,051
	250,000	Hyatt Hotels Corp., 5.75%, 4/23/30	258,259
	210,000	Marriott International, Inc., 5.75%, 5/1/25	219,464
	1,460,000	Station Casinos LLC, 4.5%, 2/15/28 (144A)	1,168,000
		Total Lodging	$ 3,095,972
		Machinery-Diversified — 1.6%
	650,000	Maxim Crane Works Holdings Capital LLC, 10.125%, 8/1/24
		(144A)	$ 612,950
EUR	982,000	Novafives SAS, 5.0%, 6/15/25 (144A)	561,670
EUR	2,192,000	Platin 1426 GmbH, 5.375%, 6/15/23 (144A)	2,052,287
		Total Machinery-Diversified	$ 3,226,907
		Media — 1.4%
	650,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%,
		5/1/27 (144A)	$ 674,927
	2,233,000	Diamond Sports Group LLC/Diamond Sports Finance Co.,
		6.625%, 8/15/27 (144A)	1,222,567
EUR	1,055,000	Ziggo Bond Co. BV, 3.375%, 2/28/30 (144A)	1,086,209
		Total Media	$ 2,983,703
		Mining — 1.8%
	190,000	Arconic Corp., 6.0%, 5/15/25 (144A)	$ 192,138
	705,000	First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)	618,285
	200,000	First Quantum Minerals, Ltd., 7.5%, 4/1/25 (144A)	174,420
	815,000	Hecla Mining Co., 7.25%, 2/15/28	796,662
	490,000	Kaiser Aluminum Corp., 6.5%, 5/1/25 (144A)	496,125
	715,000	Novelis Corp., 4.75%, 1/30/30 (144A)	627,841
	900,000	Novelis Corp., 5.875%, 9/30/26 (144A)	875,070
		Total Mining	$ 3,780,541
		Oil & Gas — 4.6%
	1,694,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	$ 643,720
	684,000	Great Western Petroleum LLC/Great Western Finance Corp.,
		9.0%, 9/30/21 (144A)	430,920
	901,000	Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)	837,930

The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 25

Schedule of Investments | 4/30/20 (unaudited) (continued)

Principal
Amount USD ($)			Value

		Oil & Gas (continued)
	645,000	Medco Oak Tree Pte, Ltd., 7.375%, 5/14/26 (144A)	$ 406,364
	588,000	MEG Energy Corp., 7.0%, 3/31/24 (144A)	417,480
	1,100,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	759,000
	1,260,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	837,900
	1,405,000	PBF Holding Co. LLC/PBF Finance Corp., 6.0%, 2/15/28 (144A)	1,000,219
	1,873,000	SEPLAT Petroleum Development Co. Plc, 9.25%, 4/1/23 (144A)	1,498,400
	1,820,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	527,800
	1,590,000	Transocean, Inc., 7.25%, 11/1/25 (144A)	604,200
	472,000	Transocean, Inc., 8.0%, 2/1/27 (144A)	187,469
	230,000	Transocean Sentry, Ltd., 5.375%, 5/15/23 (144A)	174,800
	1,800,000	YPF SA, 6.95%, 7/21/27 (144A)	801,018
ARS	22,125,000	YPF SA, 16.5%, 5/9/22 (144A)	172,296
		Total Oil & Gas	$ 9,299,516
		Oil & Gas Services — 1.2%
	555,000	Archrock Partners LP/Archrock Partners Finance Corp., 6.25%,
		4/1/28 (144A)	$ 413,475
	875,000	Archrock Partners LP/Archrock Partners Finance Corp.,
		6.875%, 4/1/27 (144A)	656,250
	788,000	Exterran Energy Solutions LP/EES Finance Corp., 8.125%,
		5/1/25	472,800
	1,558,000	FTS International, Inc., 6.25%, 5/1/22	385,605
	770,000	SESI LLC, 7.75%, 9/15/24	159,483
	573,000	USA Compression Partners LP/USA Compression Finance
		Corp., 6.875%, 9/1/27	458,400
		Total Oil & Gas Services	$ 2,546,013
		Packaging & Containers — 0.5%
	1,045,000	Greif, Inc., 6.5%, 3/1/27 (144A)	$ 1,045,000
		Total Packaging & Containers	$ 1,045,000
		Pharmaceuticals — 3.6%
	555,000	Bausch Health Cos., Inc., 5.0%, 1/30/28 (144A)	$ 532,627
	390,000	Bausch Health Cos., Inc., 5.25%, 1/30/30 (144A)	386,104
EUR	1,335,000	Cheplapharm Arzneimittel GmbH, 3.5%, 2/11/27 (144A)	1,430,788
	700,000	Endo, Dac/Endo Finance LLC/Endo Finco, Inc., 6.0%, 2/1/25
		(144A)	500,500
	918,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	932,917
EUR	1,315,000	Rossini S.a.r.l., 6.75%, 10/30/25 (144A)	1,516,023
EUR	1,820,000	Teva Pharmaceutical Finance Netherlands II BV, 1.625%,
		10/15/28	1,564,855
EUR	255,000	Teva Pharmaceutical Finance Netherlands II BV, 6.0%,
		1/31/25 (144A)	288,712
	190,000	Teva Pharmaceutical Finance Netherlands III BV, 2.8%,
		7/21/23	174,563
		Total Pharmaceuticals	$ 7,327,089

The accompanying notes are an integral part of these financial statements.
26 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

Principal
Amount USD ($)		Value

	Pipelines — 3.0%
1,600,000	American Midstream Partners LP/American Midstream
	Finance Corp., 9.5%, 12/15/21 (144A)	$ 1,472,000
1,033,000	DCP Midstream Operating LP, 5.6%, 4/1/44	537,160
1,500,000	Delek Logistics Partners LP/Delek Logistics Finance Corp.,
	6.75%, 5/15/25	1,436,250
1,415,000(b)(c)	Energy Transfer Operating LP, 7.125% (5 Year CMT Index + 531
	bps)	1,106,388
1,058,000	Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23	920,460
327,000	Global Partners LP/GLP Finance Corp., 7.0%, 8/1/27	263,170
930,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
	6.0%, 3/1/27 (144A)	618,450
	Total Pipelines	$ 6,353,878
	REITs — 1.0%
735,000	iStar, Inc., 4.25%, 8/1/25	$ 580,650
1,325,000	iStar, Inc., 4.75%, 10/1/24	1,106,375
531,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
	7.875%, 2/15/25 (144A)	509,760
	Total REITs	$ 2,196,785
	Retail — 2.0%
970,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 846,325
387,000	Asbury Automotive Group, Inc., 4.5%, 3/1/28 (144A)	324,964
416,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30 (144A)	348,546
695,000	Golden Nugget, Inc., 8.75%, 10/1/25 (144A)	396,150
2,225,000	Michaels Stores, Inc., 8.0%, 7/15/27 (144A)	1,535,250
230,000	QVC, Inc., 4.75%, 2/15/27	206,977
557,000	Staples, Inc., 7.5%, 4/15/26 (144A)	440,030
	Total Retail	$ 4,098,242
	Software — 0.0%†
119,000	Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)	$ 117,229
	Total Software	$ 117,229
	Sovereign — 0.0%†
325,000(f)	Ecuador Social Bond S.a.r.l, 1/30/35 (144A)	$ 97,500
	Total Sovereign	$ 97,500
	Telecommunications — 4.4%
1,065,000	Altice France Holding SA, 6.0%, 2/15/28 (144A)	$ 968,937
775,000	CenturyLink, Inc., 4.0%, 2/15/27 (144A)	751,750
400,000	CommScope Technologies LLC, 6.0%, 6/15/25 (144A)	355,960
2,820,000	Digicel, Ltd., 6.0%, 4/15/21 (144A)	1,692,028
3,875,000	Frontier Communications Corp., 8.75%, 4/15/22	1,045,088
1,810,000	Kenbourne Invest SA, 6.875%, 11/26/24 (144A)	1,692,350

The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 27

Schedule of Investments | 4/30/20 (unaudited) (continued)

Principal
Amount USD ($)		Value

Telecommunications (continued)
1,233,000	Millicom International Cellular SA, 6.25%, 3/25/29 (144A)	$ 1,208,340
1,825,000	Windstream Services LLC/Windstream Finance Corp.,
	8.625%, 10/31/25 (144A)	1,095,000
	Total Telecommunications	$ 8,809,453
Transportation — 2.6%
1,000,000(d)	Golar LNG Partners LP, 7.942% (3 Month USD LIBOR +
	625 bps), 5/18/21 (144A)	$ 750,000
2,145,000	Hidrovias International Finance S.a.r.l., 5.95%, 1/24/25
	(144A)	1,962,675
1,725,000	Navios South American Logistics, Inc./Navios Logistics
	Finance US, Inc., 7.25%, 5/1/22 (144A)	1,535,250
1,115,000	XPO Logistics, Inc., 6.25%, 5/1/25 (144A)	1,128,938
	Total Transportation	$ 5,376,863
TOTAL CORPORATE BONDS
	(Cost $202,146,690)	$ 158,103,201
FOREIGN GOVERNMENT BONDS — 6.5%
of Net Assets
Angola — 0.2%
1,132,000	Angolan Government International Bond, 8.25%,
	5/9/28 (144A)	$ 492,463
	Total Angola	$ 492,463
Argentina — 1.3%
1,850,000	Argentine Republic Government International Bond, 7.5%,
	4/22/26	$ 491,175
2,000,000	Ciudad Autonoma De Buenos Aires, 7.5%, 6/1/27 (144A)	1,212,520
334,552	Province of Salta Argentina, 9.5%, 3/16/22 (144A)	292,884
1,840,000	Provincia de Entre Rios Argentina, 8.75%, 2/8/25 (144A)	726,800
	Total Argentina	$ 2,723,379
Bahrain — 0.5%
335,000	Bahrain Government International Bond, 5.625%, 9/30/31
	(144A)	$ 300,663
780,000	Bahrain Government International Bond, 7.0%,
	10/12/28 (144A)	775,329
	Total Bahrain	$ 1,075,992
Dominican Republic — 0.5%
DOP 57,750,000	Dominican Republic International Bond, 8.9%,
	2/15/23 (144A)	$ 932,479
	Total Dominican Republic	$ 932,479
Egypt — 0.4%
908,000	Egypt Government International Bond, 7.6%, 3/1/29 (144A)	$ 860,704
	Total Egypt	$ 860,704

The accompanying notes are an integral part of these financial statements.
28 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

Principal
Amount USD ($)			Value

Gabon — 0.1%
	335,000	Gabon Government International Bond, 6.625%,
		2/6/31 (144A)	$ 237,275
		Total Gabon	$ 237,275
Ghana — 0.5%
	385,000	Ghana Government International Bond, 7.875%,
		2/11/35 (144A)	$ 289,327
	1,000,000	Ghana Government International Bond, 8.627%, 6/16/49	750,250
		Total Ghana	$ 1,039,577
Ivory Coast — 0.2%
EUR	495,000	Ivory Coast Government International Bond, 5.875%,
		10/17/31 (144A)	$ 439,820
		Total Ivory Coast	$ 439,820
Sri Lanka — 0.4%
	1,390,000	Sri Lanka Government International Bond, 7.55%, 3/28/30
		(144A)	$ 792,177
		Total Sri Lanka	$ 792,177
Tunisia — 0.6%
EUR	1,297,000	Banque Centrale de Tunisie International Bond, 6.375%,
		7/15/26 (144A)	$ 1,157,792
		Total Tunisia	$ 1,157,792
Turkey — 1.0%
	1,400,000	Turkey Government International Bond, 3.25%, 3/23/23	$ 1,290,912
	721,000	Turkey Government International Bond, 5.6%, 11/14/24	686,753
		Total Turkey	$ 1,977,665
Ukraine — 0.8%
EUR	855,000	Ukraine Government International Bond, 4.375%, 1/27/30
		(144A)	$ 721,278
	875,000	Ukraine Government International Bond, 8.994%,
		2/1/24 (144A)	852,012
		Total Ukraine	$ 1,573,290
TOTAL FOREIGN GOVERNMENT BONDS
		(Cost $19,258,026)	$ 13,302,613
INSURANCE-LINKED SECURITIES — 3.1%
of Net Assets(g)
Event Linked Bonds — 1.0%
Earthquakes – California — 0.1%
	250,000(d)	Ursa Re, 5.564% (3 Month U.S. Treasury Bill +
		547 bps), 12/10/20 (144A)	$ 245,200
Earthquakes – Peru — 0.1%
	175,000(d)	International Bank for Reconstruction & Development, 7.492%
		(3 Month USD LIBOR + 600 bps), 2/15/21 (144A)	$ 167,073

The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 29

Schedule of Investments | 4/30/20 (unaudited) (continued)

Principal
Amount USD ($)		Value

Multiperil – U.S. — 0.7%
500,000(d)	Caelus Re V, 0.589% (1 Month U.S. Treasury Bill +
	50 bps), 6/5/20 (144A)	$ 100
250,000(d)	Caelus Re V, 7.909% (3 Month U.S. Treasury Bill +
	782 bps), 6/7/21 (144A)	226,150
400,000(d)	Northshore Re II, 7.624% (3 Month U.S. Treasury Bill +
	753 bps), 7/6/20 (144A)	399,920
500,000(d)	Residential Reinsurance 2016, 5.524% (3 Month U.S.
	Treasury Bill + 543 bps), 12/6/20 (144A)	483,500
250,000(d)	Tailwind Re 2017-1, 11.154% (3 Month U.S. Treasury Bill +
	1,106 bps), 1/8/22 (144A)	245,800
$ 1,355,470
Multiperil – Worldwide — 0.1%
300,000(d)	Galilei Re 2017, 7.254% (6 Month USD LIBOR +
	568 bps), 1/8/21 (144A)	$ 293,700
Pandemic – Worldwide — 0.0%
250,000(d)	International Bank for Reconstruction & Development,
12.973% (6 Month USD LIBOR + 1,150 bps), 7/15/20
	(144A)	$ —
	Total Event Linked Bonds	$ 2,061,443

Face
Amount USD ($)

	Collateralized Reinsurance — 0.6%
	Multiperil – U.S. — 0.1%†
250,000+(a)(h)	Dingle Re 2019, 2/1/21	$ 255,132
300,000+(a)(h)	Kingsbarns Re 2017, 5/19/21	300
		$ 255,432
	Multiperil – Worldwide — 0.4%
600,000+(a)(h)	Cypress Re 2017, 1/10/21	$ 10,920
462,359+(a)(h)	Dartmouth Re 2018, 1/15/21	109,672
115,581+(a)(h)	Dartmouth Re 2019, 1/31/21	26,179
389,876+(a)(h)	Gloucester Re 2018, 2/28/21	68,618
12,000+(h)	Limestone Re, 8/31/21	9,445
12,000+(h)	Limestone Re 2016-1, 8/31/21	9,445
277,770+(a)(h)	Oyster Bay Re 2018, 1/15/21	252,104
400,000+(a)(h)	Resilience Re, 4/6/21	40
283,700+(a)(h)	Seminole Re 2018, 1/15/21	55,180
71,428+(a)(h)	Seminole Re 2019, 1/31/21	72,892
276,582+(a)(h)	Walton Health Re 2018, 6/15/20	138,291
		$ 752,486
	Windstorm – Florida — 0.1%
250,000+(a)(h)	Formby Re 2018, 2/28/21	$ 47,130
300,000+(a)(h)	Portrush Re 2017, 6/15/20	191,430
		$ 238,560

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

Face
Amount USD ($)		Value

	Windstorm – U.S. Regional — 0.0%†
250,000+(a)(h)	Oakmont Re 2017, 4/30/21	$ 7,350
	Total Collateralized Reinsurance	$ 1,254,128
	Reinsurance Sidecars — 1.5%
	Multiperil – U.S. — 0.2%
2,600,000+(a)(h)	Carnoustie Re 2016, 11/30/20	$ 70,200
800,000+(a)(h)	Carnoustie Re 2017, 11/30/21	105,440
250,000+(h)	Carnoustie Re 2018, 12/31/21	2,800
1,000,000+(a)(i)	Harambee Re 2018, 12/31/21	78,000
695,349+(i)	Harambee Re 2019, 12/31/22	66,406
		$ 322,846
	Multiperil – Worldwide — 1.3%
3,037+(a)(h)	Alturas Re 2019-2, 3/10/22	$ 26,460
1,300,000+(a)(h)	Arlington Re 2015, 2/1/21	63,180
490,000+(a)(h)	Bantry Re 2016, 3/31/21	39,494
300,000+(a)(h)	Bantry Re 2017, 3/31/21	70,830
250,000+(a)(h)	Bantry Re 2018, 12/31/21	2,850
250,000+(h)	Bantry Re 2019, 12/31/22	8,491
1,422,258+(a)(h)	Berwick Re 2018-1, 12/31/21	173,089
556,791+(a)(h)	Berwick Re 2019-1, 12/31/22	600,897
250,000+(i)	Blue Lotus Re 2018, 12/31/21	15,550
12,500+(h)	Eden Re II, 3/22/22 (144A)	16,761
22,500+(h)	Eden Re II, 3/22/22 (144A)	25,981
1,600,000+(h)	Gleneagles Re 2016, 11/30/20	49,920
250,000+(a)(h)	Gleneagles Re 2018, 12/31/21	29,575
450,000+(a)(i)	Lorenz Re 2018, 7/1/21	32,265
231,508+(a)(i)	Lorenz Re 2019, 6/30/22	211,783
600,000+(a)(h)	Merion Re 2018-2, 12/31/21	653,640
3,900,000+(h)	Pangaea Re 2015-1, 2/28/21	5,102
3,500,000+(h)	Pangaea Re 2016-1, 11/30/20	7,769
1,000,000+(h)	Pangaea Re 2016-2, 11/30/20	2,976
300,000+(a)(h)	Pangaea Re 2018-1, 12/31/21	17,640
300,000+(a)(h)	Pangaea Re 2018-3, 7/1/22	6,223
245,774+(a)(h)	Pangaea Re 2019-1, 2/1/23	5,121
220,594+(a)(h)	Pangaea Re 2019-3, 7/1/23	221,911
500,000+(a)(h)	St. Andrews Re 2017-1, 2/1/21	33,900
521,395+(a)(h)	St. Andrews Re 2017-4, 6/1/20	51,305
250,000+(a)(i)	Thopas Re 2018, 12/31/21	5,325
250,000+(a)(i)	Thopas Re 2019, 12/31/22	47,500
600,000+(a)(h)	Versutus Re 2017, 11/30/21	4,680
300,000+(a)(h)	Versutus Re 2018, 12/31/21	—
264,763+(h)	Versutus Re 2019-A, 12/31/21	22,796

The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 31

Schedule of Investments | 4/30/20 (unaudited) (continued)

Face
Amount USD ($)		Value

	Multiperil – Worldwide (continued)
35,236+(h)	Versutus Re 2019-B, 12/31/21	$ 3,034
250,000+(a)(i)	Viribus Re 2018, 12/31/21	10,125
106,153+(i)	Viribus Re 2019, 12/31/22	2,208
253,645+(a)(h)	Woburn Re 2018, 12/31/21	33,934
244,914+(a)(h)	Woburn Re 2019, 12/31/22	143,237
		$ 2,645,552
	Total Reinsurance Sidecars	$ 2,968,398
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $7,403,584)	$ 6,283,969

Principal
Amount USD ($)

SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 3.0% of Net Assets*(d)
Beverage, Food & Tobacco — 0.2%
520,000	Froneri International, Ltd., First Lien Facility B2, 2.25%
	(LIBOR + 225 bps), 1/29/27	$ 484,575
	Total Beverage, Food & Tobacco	$ 484,575
Diversified & Conglomerate Service — 0.8%
828,750	DynCorp International, Inc., Term Loan, 6.751% (LIBOR +
	600 bps), 8/18/25	$ 750,019
1,081,213	Team Health Holdings, Inc., Initial Term Loan, 3.75% (LIBOR
	+ 275 bps), 2/6/24	803,882
	Total Diversified & Conglomerate Service	$ 1,553,901
Healthcare, Education & Childcare — 0.8%
648,474	Alliance HealthCare Services, Inc., First Lien Initial Term
	Loan, 5.5% (LIBOR + 450 bps), 10/24/23	$ 356,661
1,029,546	LifePoint Health, Inc. (fka Regionalcare Hospital Partners
Holdings, Inc.), First Lien Term B Loan, 4.154%
	(LIBOR + 375 bps), 11/16/25	958,620
320,000	Surgery Center Holdings, Inc., 2020 Incremental Term Loan,
	9.0% (LIBOR + 800 bps), 9/3/24	321,600
	Total Healthcare, Education & Childcare	$ 1,636,881
Machinery — 0.5%
1,579,048	Shape Technologies Group, Inc., Initial Term Loan, 4.043%
	(LIBOR + 300 bps), 4/21/25	$ 1,010,590
	Total Machinery	$ 1,010,590

The accompanying notes are an integral part of these financial statements.
32 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

Principal
Amount USD ($)		Value

Media — 0.3%
820,875	Diamond Sports Group LLC, Term Loan, 3.82% (LIBOR +
	325 bps), 8/24/26	$ 673,631
	Total Media	$ 673,631
Securities & Trusts — 0.4%
1,030,100	Spectacle Gary Holdings LLC, Closing Date Term Loan, 11.0%
	(LIBOR + 900 bps), 12/23/25	$ 901,338
	Total Securities & Trusts	$ 901,338
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $7,483,214)	$ 6,260,916
U.S. GOVERNMENT AND AGENCY OBLIGATION —
1.0% of Net Assets
2,000,000(f)	U.S. Treasury Bills, 5/12/20	$ 1,999,960
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
	(Cost $1,999,935)	$ 1,999,960

Shares

RIGHTS/WARRANTS — 0.0%† of Net Assets
Metals & Mining — 0.0%†
318,254(j)	ANR, Inc., 3/31/23	$ 859
	Total Metals & Mining	$ 859
Oil, Gas & Consumable Fuels — 0.0%†
61(a)(k)	Contura Energy, Inc., 7/26/23	$ 2
	Total Oil, Gas & Consumable Fuels	$ 2
TOTAL RIGHTS/WARRANTS
	(Cost $36,831)	$ 861

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date

OVER THE COUNTER (OTC) CALL OPTIONS
PURCHASED — 0.0%
297,012^(l)	Desarrolladora	Bank of
	Homex	New York
	SAB de CV	Mellon Corp.	MXN —	MXN —(n)	10/23/22	$ —
297,012^(m)	Desarrolladora	Bank of
	Homex	New York
	SAB de CV	Mellon Corp.	MXN —	MXN —(n)	10/23/22	—
$ —
TOTAL OVER THE COUNTER (OTC) CALL
OPTIONS PURCHASED
	(Premiums paid $0)				$ —

The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 33

Schedule of Investments | 4/30/20 (unaudited) (continued)

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date	Value

OVER THE COUNTER (OTC) CURRENCY PUT
OPTION PURCHASED — 0.0%†
3,910,000	Put EUR	Bank of
	Call USD	America NA	USD 60,901	USD 1.11	3/8/21	$ 111,055
TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
OPTION PURCHASED
	(Premiums paid $60,901)					$ 111,055
TOTAL OPTIONS PURCHASED
	(Premiums paid $60,901)					$ 111,055
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 93.5%
	(Cost $250,237,931)					$ 192,392,609
OVER THE COUNTER (OTC) CURRENCY CALL
OPTION WRITTEN — (0.0)%†
(3,910,000)	Call EUR	Bank of
	Put USD	America NA	USD 60,901	USD 1.20	3/8/21	$ (14,545)
TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
OPTION WRITTEN
	(Premiums received $(60,901))					$ (14,545)
	OTHER ASSETS AND LIABILITIES — 6.5%					$ 13,290,441
	NET ASSETS — 100.0%					$ 205,668,505

BADLARPP	Argentine Deposit Rate Badlar Private Banks 30 – 35 Days.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
SOFRRATE	Secured Overnight Financing Rate.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2020, the value of these securities amounted to $146,584,389, or 71.3% of net assets.

†	Amount rounds to less than 0.1%.
*
Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2020.

+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than supplied by independent pricing services).
(a)	Non-income producing security.
The accompanying notes are an integral part of these financial statements.
34 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

(b)	Security is perpetual in nature and has no stated maturity date.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at April 30, 2020.
(d)	Floating rate note. Coupon rate, reference index and spread shown at April 30, 2020.
(e)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(f)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(g)	Securities are restricted as to resale.
(h)	Issued as participation notes.
(i)	Issued as preference shares.
(j)	ANR, Inc. warrants are exercisable into 318,254 shares.
(k)	Contura Energy, Inc. warrants are exercisable into 61 shares.
(l)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 12.5 Billion.
(m)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 15.0 Billion.
(n)	Strike price is 1 Mexican Peso (MXN).

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
	In					Unrealized
Currency	Exchange	Currency			Settlement	Appreciation
Purchased	for	Sold	Deliver	Counterparty	Date	(Depreciation)
EUR	1,127,175	USD	(1,222,123)	Bank of New York	5/26/20	$ 13,000
				Mellon Corp.
USD	572,914	EUR	(503,388)	Bank of New York	5/26/20	21,317
				Mellon Corp.
EUR	450,900	USD	(490,776)	Goldman Sachs	6/26/20	3,645
				International
EUR	1,556,000	USD	(1,700,743)	HSBC Bank	5/26/20	4,272
				USA NA
NOK	20,938,362	EUR	(2,017,028)	HSBC Bank	6/2/20	(164,647)
				USA NA
EUR	1,249,221	USD	(1,343,274)	JPMorgan Chase	5/26/20	25,582
				Bank NA
EUR	2,131,153	USD	(2,330,389)	JPMorgan Chase	6/26/20	6,463
				Bank NA
USD	916,546	EUR	(820,000)	State Street	5/26/20	18,016
				Bank & Trust Co.
USD	11,885,542	EUR	(10,940,000)	State Street	7/24/20	(117,692)
				Bank & Trust Co.
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$(190,044)

The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 35

Schedule of Investments | 4/30/20 (unaudited) (continued)
SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS — SELL PROTECTION
	Obligation		Annual		Premiums
Notional	Reference/	Pay/	Fixed	Expiration	Paid/	Unrealized	Market
Amount ($)(1)	Index	Receive(2)	Rate	Date	(Received)	(Depreciation)	Value
1,292,600	Markit CDX	Receive	5.00%	12/20/20	$ (6,104)	$ (56,014)	$ (62,118)
	North America
	High Yield Index
	Series 25
3,078,300	Markit CDX	Receive	5.00%	6/20/21	214,775	(358,659)	(143,884)
	North America
	High Yield Index
	Series 26
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACTS — SELL PROTECTION					$208,671	$(414,673)	$(206,002)

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS — SELL PROTECTION
		Obligation		Annual
Notional		Reference/	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Counterparty	Index	Receive(2)	Rate	Date	(Received)	(Depreciation)	Value
690,000	Goldman Sachs	Chesapeake	Receive	5.00%	6/20/22	$ (77,625)	$ (568,247)	$ (645,872)
	International	Energy Corp.
415,000	Goldman Sachs	Chesapeake	Receive	5.00%	6/20/22	(50,838)	(337,622)	(388,460)
	International	Energy Corp.
650,000	Goldman Sachs	Chesapeake	Receive	5.00%	6/20/22	(79,625)	(528,806)	(608,431)
	International	Energy Corp.
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS —
SELL PROTECTION						$(208,088)	$ (1,434,675)	$ (1,642,763)
TOTAL SWAP CONTRACTS						$ 583	$ (1,849,348)	$ (1,848,765)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receives quarterly.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
ARS — Argentine Peso
DOP — Dominican Republic Peso
EUR — Euro
GBP — Great British Pound
IDR — Indonesian Rupiah
MXN — Mexican Peso
NOK — Norwegian Krone
The accompanying notes are an integral part of these financial statements.
36 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2020 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$ 13,534,466	$ 13,540,552
Other Long-Term Securities	$117,026,842	$163,025,065
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2020, the Fund engaged in sales of $6,931,404 which resulted in a net realized gain/(loss) of $(217,371). During the six months ended April 30, 2020, the Fund did not engage in purchases pursuant to these procedures.
At April 30, 2020, the net unrealized depreciation on investments based on cost for federal tax purposes of $250,916,663 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 2,357,002
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(62,934,410)
Net unrealized depreciation	$(60,577,408)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 37

Schedule of Investments | 4/30/20 (unaudited) (continued)
The following is a summary of the inputs used as of April 30, 2020, in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks
Oil, Gas & Consumable Fuels	$33	$430,136	$—	$430,169
Paper & Forest Products	—	13,785	—	13,785
All Other Common Stocks	47,134	—	—	47,134
Convertible Preferred Stock	454,623	—	—	454,623
Asset Backed Security	—	445,388	—	445,388
Commercial Mortgage-Backed
Security	—	795,465	—	795,465
Convertible Corporate Bonds	—	4,143,470	—	4,143,470
Corporate Bonds	—	158,103,201	—	158,103,201
Foreign Government Bonds	—	13,302,613	—	13,302,613
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – U.S.	—	—	255,432	255,432
Multiperil – Worldwide	—	—	752,486	752,486
Windstorm – Florida	—	—	238,560	238,560
Windstorm – U.S. Regional	—	—	7,350	7,350
Reinsurance Sidecars
Multiperil – U.S.	—	—	322,846	322,846
Multiperil – Worldwide	—	—	2,645,552	2,645,552
All Other Insurance-Linked
Securities	—	2,061,443	—	2,061,443
Senior Secured Floating Rate
Loan Interests	—	6,260,916	—	6,260,916
U.S. Government and Agency
Obligation	—	1,999,960	—	1,999,960
Rights/Warrants
Metals & Mining	—	859	—	859
Oil, Gas & Consumable Fuels		2		2
Over The Counter (OTC) Call
Options Purchased	—	—	—	—
Over The Counter (OTC) Currency
Put Option Purchased	—	111,055	—	111,055
Total Investments
in Securities	$501,790	$187,668,293	$4,222,526	$192,392,609
Other Financial Instruments
Over The Counter (OTC)
Currency Call Option
Written	$—	$(14,545)	$—	$(14,545)
Net unrealized depreciation
on forward foreign currency
exchange contracts	—	(190,044)	—	(190,044)
Swap contracts, at value	—	(1,848,765)	—	(1,848,765)
Total Other
Financial Instruments	$—	$(2,053,354)	$—	$(2,053,354)

The accompanying notes are an integral part of these financial statements.
38 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
		Insurance
	Common	Linked
	Stocks	Securities	Total
Balance as of 10/31/19	$860,272	$8,606,139	$9,466,411
Realized gain (loss)(1)	—	(39,503)	(39,503)
Change in unrealized appreciation (depreciation)(2)	—	(69,036)	(69,036)
Accrued discounts/premiums	—	—	—
Purchases	—	—	—
Sales	—	(4,275,074)	(4,275,074)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	(860,272)	—	(860,272)
Balance as of 4/30/20	$—	$4,222,526	$4,222,526

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*
Transfers are calculated on the beginning of period value. For the six months ended April 30, 2020, securities with an aggregate market value of $860,272 transferred from Level 3 to Level 2 as there were observable inputs available to determine their value. For the six months ended April 30, 2020, securities with an aggregate market value of $305 transferred from Level 1 to Level 2. There were no other transfers between Level 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at April 30, 2020:	$77,043

The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 39

Statement of Assets and Liabilities | 4/30/20 (unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $250,237,931)	$192,392,609
Cash	5,114,079
Foreign currencies, at value (cost $4,196,607)	4,231,448
Swaps collateral	363,239
Due from broker for swaps	200,370
Variation margin for centrally cleared swap contracts	11,831
Receivables —
Investment securities sold	5,633,454
Fund shares sold	95,654
Interest	4,209,339
Due from the Adviser	17,421
Other assets	25,960
Total assets	$212,295,404
LIABILITIES:
Payables —
Investment securities purchased	$3,249,960
Fund shares repurchased	674,393
Distributions	123,333
Trustees’ fees	1,955
Due to broker for options collateral	283,950
Unrealized depreciation on unfunded loan commitments	7,256
Written options outstanding (net premiums received $(60,901))	14,545
Net unrealized depreciation on forward foreign currency exchange contracts	190,044
Swap contracts, at value (net premiums paid $583)	1,848,765
Due to affiliates	15,240
Accrued expenses	217,458
Total liabilities	$6,626,899
NET ASSETS:
Paid-in capital	$558,317,860
Distributable earnings (loss)	(352,649,355)
Net assets	$205,668,505
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $120,537,640/17,136,877 shares)	$7.03
Class C (based on $21,494,535/3,060,479 shares)	$7.02
Class Y (based on $63,636,330/9,218,075 shares)	$6.90
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $7.03 net asset value per share/100%-4.50%
maximum sales charge)	$7.36

The accompanying notes are an integral part of these financial statements.
40 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 4/30/20

INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes
withheld $6,919)	$ 9,421,385
Dividends from unaffiliated issuers (net of foreign taxes
withheld $67,812)	191,701
Total investment income		$ 9,613,086
EXPENSES:
Management fees	$ 963,250
Administrative expense	55,364
Transfer agent fees
Class A	78,560
Class C	22,248
Class Y	50,241
Distribution fees
Class A	182,941
Class C	147,021
Shareowner communications expense	24,622
Custodian fees	24,504
Registration fees	33,067
Professional fees	43,432
Printing expense	8,880
Pricing fees	20,841
Trustees’ fees	6,863
Insurance expense	2,892
Interest expense	177
Miscellaneous	34,292
Total expenses		$ 1,699,195
Less fees waived and expenses reimbursed by the Adviser		(117,284)
Net expenses		$ 1,581,911
Net investment income		$ 8,031,175
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (7,582,732)
Written options	197,687
Forward foreign currency exchange contracts	46,596
Swap contracts	(234,895)
Other assets and liabilities denominated in foreign currencies	(50,037)	$ (7,623,381)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(42,323,599)
Written options	(136,549)
Forward foreign currency exchange contracts	(149,433)
Swap contracts	(1,762,209)
Unfunded loan commitments	(7,256)
Other assets and liabilities denominated in foreign currencies	205,883	$(44,173,163)
Net realized and unrealized gain (loss) on investments		$(51,796,544)
Net decrease in net assets resulting from operations		$(43,765,369)

The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 41

Statements of Changes in Net Assets
	Six Months
	Ended	Year
	4/30/20	Ended
	(unaudited)	10/31/19
FROM OPERATIONS:
Net investment income (loss)	$8,031,175	$18,450,851
Net realized gain (loss) on investments	(7,623,381)	(16,035,145)
Change in net unrealized appreciation (depreciation)
on investments	(44,173,163)	17,002,659
Net increase (decrease) in net assets resulting
from operations	$(43,765,369)	$19,418,365
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.23 and $0.44 per share, respectively)	$(4,122,252)	$(8,505,350)
Class C ($0.19 and $0.37 per share, respectively)	(679,982)	(2,108,733)
Class Y ($0.24 and $0.45 per share, respectively)	(2,909,089)	(6,505,082)
Tax return of capital:
Class A ($— and $0.02 per share, respectively)	—	(347,180)
Class C ($— and $0.02 per share, respectively)	—	(97,011)
Class Y ($— and $0.02 per share, respectively)	—	(255,692)
Total distributions to shareowners	$(7,711,323)	$(17,819,048)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$17,826,856	$47,115,843
Reinvestment of distributions	6,592,142	15,175,861
Cost of shares repurchased	(75,367,209)	(123,101,208)
Net decrease in net assets resulting from
Fund share transactions	$(50,948,211)	$(60,809,504)
Net decrease in net assets	$(102,424,903)	$(59,210,187)
NET ASSETS:
Beginning of period	$308,093,408	$367,303,595
End of period	$205,668,505	$308,093,408

The accompanying notes are an integral part of these financial statements.
42 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

	Six Months	Six Months
	Ended	Ended
	4/30/20	4/30/20	Year Ended	Year Ended
	Shares	Amount	10/31/19	10/31/19
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	809,257	$6,398,750	2,888,912	$24,625,526
Reinvestment of
distributions	458,142	3,667,458	921,422	7,839,734
Less shares repurchased	(2,816,359)	(22,456,515)	(5,516,071)	(46,818,686)
Net decrease	(1,548,960)	$(12,390,307)	(1,705,737)	$(14,353,426)
Class C
Shares sold	33,510	$277,975	105,877	$886,605
Reinvestment of
distributions	69,705	560,479	220,439	1,867,374
Less shares repurchased	(1,080,729)	(8,787,374)	(3,438,461)	(29,154,418)
Net decrease	(977,514)	$(7,948,920)	(3,112,145)	$(26,400,439)
Class Y
Shares sold	1,455,039	$11,150,131	2,583,429	$21,603,712
Reinvestment of
distributions	298,982	2,364,205	654,812	5,468,753
Less shares repurchased	(6,029,693)	(44,123,320)	(5,657,715)	(47,128,104)
Net decrease	(4,275,672)	$(30,608,984)	(2,419,474)	$(20,055,639)

The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 43

Financial Highlights

	Six Months
	Ended		Year	Year	Year	Year		Year
	4/30/20		Ended	Ended	Ended	Ended		Ended
	(unaudited)		10/31/19	10/31/18	10/31/17	10/31/16*		10/31/15*

Class A
Net asset value, beginning of period	$8.57		$8.51	$9.12	$8.71	$8.64		$9.79
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.24		$0.47	$0.49	$0.51	$0.54		$0.58
Net realized and unrealized gain (loss) on investments	(1.55)		0.05	(0.65)	0.37	0.04(b	)	(1.19)
Net increase (decrease) from investment operations	$(1.31)		$0.52	$(0.16)	$0.88	$0.58		$(0.61)
Distributions to shareowners:
Net investment income	$(0.23)		$(0.44)	$(0.45)	$(0.42)	$(0.47)		$(0.46)
Tax return of capital	—		(0.02)	—	(0.05)	(0.04)		(0.08)
Total distributions	$(0.23)		$(0.46)	$(0.45)	$(0.47)	$(0.51)		$(0.54)
Net increase (decrease) in net asset value	$(1.54)		$0.06	$(0.61)	$0.41	$0.07		$(1.15)
Net asset value, end of period	$7.03		$8.57	$8.51	$9.12	$8.71		$8.64
Total return (c)	(15.58	)%(d)	6.27%	(1.78)%	10.33%	7.14	%(e)	(6.36)%
Ratio of net expenses to average net assets	1.14	%(f)	1.25%	1.17%	1.18%	1.19%		1.17%
Ratio of net investment income (loss) to average net assets	5.87	%(f)	5.57%	5.56%	5.71%	6.50%		6.31%
Portfolio turnover rate	50	%(d)	54%	48%	53%	40%		32%
Net assets, end of period (in thousands)	$120,538		$160,057	$173,588	$182,900	$201,360		$254,056
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.25	%(f)	1.26%	1.17%	1.18%	1.19%		1.17%
Net investment income (loss) to average net assets	5.76	%(f)	5.56%	5.56%	5.71%	6.50%		6.31%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)	Not annualized.
(e)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016, the total return would have been 7.01%.
(f)	Annualized.
The accompanying notes are an integral part of these financial statements.
44 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

	Six Months
	Ended		Year	Year	Year	Year		Year
	4/30/20		Ended	Ended	Ended	Ended		Ended
	(unaudited)		10/31/19	10/31/18	10/31/17	10/31/16*		10/31/15*

Class C
Net asset value, beginning of period	$8.55		$8.49	$9.09	$8.69	$8.62		$9.76
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.20		$0.41	$0.42	$0.44	$0.48		$0.51
Net realized and unrealized gain (loss) on investments	(1.54)		0.04	(0.63)	0.36	0.04(b	)	(1.17)
Net increase (decrease) from investment operations	$(1.34)		$0.45	$(0.21)	$0.80	$0.52		$(0.66)
Distributions to shareowners:
Net investment income	$(0.19)		$(0.37)	$(0.39)	$(0.35)	$(0.41)		$(0.40)
Tax return of capital	—		(0.02)	—	(0.05)	(0.04)		(0.08)
Total distributions	$(0.19)		$(0.39)	$(0.39)	$(0.40)	$(0.45)		$(0.48)
Net increase (decrease) in net asset value	$(1.53)		$0.06	$(0.60)	$0.40	$0.07		$(1.14)
Net asset value, end of period	$7.02		$8.55	$8.49	$9.09	$8.69		$8.62
Total return (c)	(15.93	)%(d)	5.46%	(2.39)%	9.46%	6.40	%(e)	(6.96)%
Ratio of net expenses to average net assets	2.04	%(f)	1.97%	1.90%	1.89%	1.90%		1.87%
Ratio of net investment income (loss) to average net assets	4.92	%(f)	4.86%	4.75%	5.01%	5.79%		5.61%
Portfolio turnover rate	50	%(d)	54%	48%	53%	40%		32%
Net assets, end of period (in thousands)	$21,495		$34,513	$60,700	$143,587	$183,542		$237,163

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)	Not annualized.
(e)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016 the total return would have been 6.28%.
(f)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 45

Financial Highlights (continued)

	Six Months
	Ended		Year	Year	Year	Year	Year
	4/30/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		10/31/19	10/31/18	10/31/17	10/31/16*	10/31/15*

Class Y
Net asset value, beginning of period	$8.41		$8.36	$8.95	$0.55	$8.49	$9.62
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.24		$0.49	$0.50	$0.52	$0.57	$0.60
Net realized and unrealized gain (loss) on investments	(1.51)		0.03	(0.62)	0.36	0.01(b )	(1.17)
Net increase (decrease) from investment operations	$(1.27)		$0.52	$(0.12)	$0.88	$0.58	$(0.57)
Distributions to shareowners:
Net investment income	$(0.24)		$(0.45)	$(0.47)	$(0.43)	$(0.48)	$(0.48)
Tax return of capital	—		(0.02)	—	(0.05)	(0.04)	(0.08)
Total distributions	$(0.24)		$(0.47)	$(0.47)	$(0.48)	$(0.52)	$(0.56)
Net increase (decrease) in net asset value	$(1.51)		$0.05	$(0.59)	$0.40	$0.06	$(1.13)
Net asset value, end of period	$6.90		$8.41	$8.36	$8.95	$8.55	$8.49
Total return (c)	(15.45	)%(d)	6.43%	(1.41)%	10.60%	7.34%	(6.08)%
Ratio of net expenses to average net assets	0.90	%(e)	0.96%	0.92%	0.91%	0.90%	0.87%
Ratio of net investment income (loss) to average net assets	6.06	%(e)	5.85%	5.73%	5.96%	6.93%	6.60%
Portfolio turnover rate	50	%(d)	54%	48%	53%	40%	32%
Net assets, end of period (in thousands)	$63,636		$113,523	$133,015	$292,664	$280,262	$485,344
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.98	%(e)	0.96%	0.92%	0.91%	0.90%	0.87%
Net investment income (loss) to average net assets	5.98	%(e)	5.85%	5.73%	5.96%	6.93%	6.60%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)	Not annualized.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
46 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

Notes to Financial Statements | 4/30/20 (unaudited)
1. Organization and Significant Accounting Policies
Pioneer Global High Yield Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust VII (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of April 30, 2020. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Fund’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
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During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08 as of April 30, 2020. The implementation of ASU 2017-08 did not have a material impact on the Fund’s Financial Statements.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information
48 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 49

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At April 30, 2020, four securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.25% of net assets. The value of this fair valued security was $505,283.
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
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Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or
Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 51

classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2019 was as follows:
2019
Distributions paid from:
Ordinary income	$17,119,165
Tax return of capital	699,883
Total	$17,819,048
The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2019:
2019
Distributable earnings:
Capital loss carryforward	$(284,623,572)
Dividend payable	(145,428)
Net unrealized depreciation	(16,403,663)
Total	$(301,172,663)
The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts and swaps, adjustments relating to catastrophe bonds and swaps.
E.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $16,254 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2020.
F.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
52 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans
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and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
54 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.   Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
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I.   Purchased Options
The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the six months ended April 30, 2020, was $119,313. Open purchased options at April 30, 2020, are listed in the Schedule of Investments.
J.   Option Writing
The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the
56 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The average market value of written options for the six months ended April 30, 2020, was $(6,250). Open written options contracts at April 30, 2020, are listed in the Schedule of Investments.
K.   Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).
During the six months ended April 30, 2020, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six months ended April 30, 2020, was $267,206. Open forward foreign currency exchange contracts outstanding at April 30, 2020, are listed in the Schedule of Investments.
L.   Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
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As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a
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centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at April 30, 2020, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the six months ended April 30, 2020, was $(814,059). Open credit default swap contracts at April 30, 2020, are listed in the Schedule of Investments.
2.   Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are paid monthly and are calculated daily at the annual rate of 0.70% of the Fund’s average daily net assets up to $500 million, 0.65% of the next $500 million of the fund’s average daily net assets, 0.60% of the next $500 million of the fund’s average daily net assets, 0.55% of the next $500 million of the fund’s average daily net assets, and 0.45% of the fund’s average daily net assets over $2 billion. For the six months ended April 30, 2020, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% (annualized) of the Fund’s average daily net assets.
Effective October 1, 2019, the Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.14% and 0.90% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2021 for Class A shares and Class Y shares. Fees waived and expenses reimbursed during the six months ended April 30, 2020 are reflected on the Statement of Operations. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $11,045 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2020.
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3.   Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2020, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications
Class A	$15,388
Class C	3,595
Class Y	5,639
Total	$24,622
4. Distribution Plan and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $4,195 in distribution fees payable to the Distributor at April 30, 2020.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2020, CDSCs in the amount of $2,399 were paid to the Distributor.
60 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility that is in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. As of April 30, 2020, there were no outstanding borrowings.
For the six months ended April 30, 2020, the average daily amount of borrowings outstanding during the period were as follows:
Weighted Average
Average daily	annualized	Number of	Total interest
amount of	interest rate	days	expense on
borrowings	for the period	outstanding	borrowings*
$3,350,000	0.95%	1	$177

*	Interest expense is recorded on the statement of operations.
6.   Master Netting Agreement
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close out and set off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could
Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 61

result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2020.
62 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

	Derivative Assets	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Received (a)	Received (a)	Assets (b)
Bank of America NA	$ 111,055	$(14,545)	$ —	$(96,510)	$ —
Bank of New York
Mellon	34,317	—	—	—	34,317
HSBC Bank	4,272	(4,272)	—	—	—
Goldman Sachs
International	3,645	(3,645)	—	—	—
JPMorgan
Chase Bank NA	32,045	—	—	—	32,045
State Street
Bank &
Trust Co.	18,016	(18,016)	—	—	—
Total	$ 203,350	$(40,478)	$ —	$(96,510)	$66,362

	Derivative Liabilities	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Bank of
America NA	$ 14,545	$(14,545)	$ —	$ —	$ —
Bank of New
York Mellon	—	—	—	—	—
HSBC Bank	164,647	(4,272)	—	—	160,375
Goldman Sachs
International	1,434,675	(3,645)	—	—	1,431,030
JPMorgan
Chase Bank NA	—	—	—	—	—
State Street
Bank &
Trust Co.	117,692	(18,016)	—	—	99,676
Total	$1,731,559	$(40,478)	$ —	$ —	$1,691,081

(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.
7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 63

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2020, was as follows:
			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Options purchased*	$—	$—	$111,055	$—	$—
Total Value	$—	$—	$111,055	$—	$—
Liabilities
Written options
outstanding	$—	$—	$14,545	$—	$—
Net unrealized
depreciation on
forward foreign
currency contracts	—	—	190,044	—	—
Swap contracts,
at value	—	1,848,765	—	—	—
Total Value	$—	$1,848,765	$204,589	$—	$—

*	Reflects the market value of purchased option contracts (see Note 1I). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
64 Pioneer Global High Yield Fund | Semiannual Report | 4/30/20

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2020, was as follows:
			Foreign
Statement	Interest	Credit	Exchange	Equity	Commodity
of Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain (loss) on:
Options purchased*	$—	$—	$(197,687)	$—	$—
Written options	—	—	197,687	—	—
Forward foreign
exchange currency
contracts	—	—	46,596	—	—
Swap contracts	—	(234,895)	—	—	—
Total Value	$—	$(234,895)	$244,283	$—	$—
Change in net unrealized
appreciation
(depreciation) on:
Options purchased**	$—	$—	$83,487	$—	$—
Written options	—	—	(136,549)	—	—
Forward foreign
exchange currency
contracts	—	—	(149,433)	—	—
Swap contracts	—	(1,762,209)	—	—	—
Total Value	$—	$(1,762,209)	$(202,495)	$—	$—

*
Reflects the net realized gain (loss) on purchased option contracts (see Note 1I). These amounts are included in net realized gain (loss) on Investments in unaffiliated issuers, on the Statement of Operations.

**
Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1I). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.

7. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of April 30, 2020, the Fund had the following unfunded loan commitment outstanding:
				Unrealized
Loan	Principal	Cost	Value	Depreciation
Spectacle Gary Holdings LLC	$74,600	$72,531	$65,275	$(7,256)

Pioneer Global High Yield Fund | Semiannual Report | 4/30/20 65

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes
Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
©2020 Amundi Pioneer Asset Management 19382-14-0620

Pioneer Global Multisector
Income Fund

Semiannual Report | April 30, 2020

Ticker Symbols:
Class A	PGABX
Class C	PGCBX
Class Y	PGYBX

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 1

President’s Letter
Dear Shareholders,
The new decade has arrived delivering a first quarter that will go down in the history books. The beginning of the year seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the potential risks during periods of market volatility. As the first several months of 2020 have reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyze each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
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Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
April 30, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 3

Portfolio Management Discussion | 4/30/20
In the following interview, Andrew Feltus, Paresh Upadhyaya, and Bradley R. Komenda, discuss the factors that affected the performance of Pioneer Global Multisector Income Fund during the six-month period ended April 30, 2020. Mr. Feltus, CFA, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), Mr. Upadhyaya, Director of Currency Strategy, U.S., a senior vice president, and a portfolio manager at Amundi Pioneer, and Mr. Komenda, Deputy Director of Investment-Grade Corporates, a senior vice president, and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund, along with Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer.
Q    How did the Fund perform during the six-month period ended April 30, 2020?
A    Pioneer Global Multisector Income Fund’s Class A shares returned -6.41% at net asset value during the six-month period ended April 30, 2020, while the Fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index (the Bloomberg Barclays Index), returned 1.45%. During the same period, the average return of the 217 mutual funds in Morningstar’s World Bond Funds category was -2.40%.
Q    How would you describe the investment environment for fixed-income securities during the six-month period ended April 30, 2020?
A    Global bond markets experienced significant upheaval over the past six months as investors reacted to the uncertainty created by the COVID-19 pandemic and the measures taken by authorities in an attempt to contain the spread of the virus. The six-month period began on a positive note in November 2019, with higher-risk market segments generally gaining ground from November right up through mid-February of 2020. During that time, the combination of steady economic growth and the supportive policies of the U.S. Federal Reserve (Fed) as well as other major central banks provided a firm tailwind for positive investor sentiment.
Market conditions changed abruptly in the second half of February once it became clear that the COVID-19 virus was evolving into a global pandemic. Governments across the world shut down large portions of their economies in an effort to contain the virus, causing estimates for economic growth and corporate earnings to plunge. Riskier assets sold off sharply in response, mostly in the month of March, while perceived “safe haven” assets such as U.S. Treasuries rallied. The downturn accelerated after Saudi Arabia and Russia failed to agree to cut crude oil production, which caused the price of the commodity to crater. That development weighed heavily on the
4 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

performance of securities with above-average sensitivity to oil prices, including high-yield corporates and issues from certain countries within the emerging markets.
The environment shifted once again in late March following the extraordinary stimulus measures enacted by the world’s governments and central banks. In the United States, for instance, the Fed cut the federal funds rate target range to zero and enacted multiple asset-purchase and other programs aimed at boosting fixed-income markets and improving liquidity conditions. Meanwhile, Congress and the White House agreed on a spending package worth more than $2 trillion. Those moves, combined with signs that COVID-19 cases had begun to level off in Asia, helped restore investor confidence and led to strong gains for the higher-risk areas of the bond market during the month of April.
Despite the late rally, the market’s credit-sensitive sectors – including investment-grade and high-yield corporates, emerging markets debt, and senior loans – all finished the six-month period with negative returns. In contrast, government bonds and the U.S. dollar (USD) both reaped sizable benefits from investors’ “flight to quality” over the last several weeks of the period.
Q    What were the principal factors that affected the Fund’s benchmark-relative performance during the six-month period ended April 30, 2020?
A    The Fund lagged the benchmark Bloomberg Barclays Index by a wide margin during the six-month period. The benchmark-relative underperformance was disappointing, but we continued to manage the Fund with our primary goal in mind, which is seeking to generate favorable results over the longer term, rather than during any particular six-month interval. As would be expected, the majority of the Fund’s performance shortfall relative to the Bloomberg Barclays Index occurred during the sell-off environment in February and March. The Fund recovered some of the lost ground in April, but the rebound was not enough to overcome the negative benchmark-relative returns accumulated during the market downturn.
Our emphasis on allocating the Fund’s investments to the credit-sensitive sectors was a key reason for the benchmark-underperformance during the six-month period. We saw greater total return potential in those areas of the market compared to government issues, due to the above-average yields available and the ability of issuers to potentially capitalize on the positive economic conditions that existed until mid-February. Our focus on the credit sectors led to a corresponding underweight in developed-market government bonds, where approximately two-thirds of the Bloomberg Barclays Index components reside, and where the Fund had a weighting of less than 30%. Given the substantial outperformance of government issues
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 5

during the six-month period, the Fund’s underweight was a notable detractor from benchmark-relative performance. On the positive side, the Fund’s allocation to Treasury inflation-protected securities (TIPS), which participated in the rally in the government-bond sectors, delivered solid gains and helped limit some of the volatility the portfolio experienced during the market sell-off.
Security selection was a further headwind for the Fund’s benchmark-relative results during the six-month period. The majority of the relative underperformance occurred in the emerging markets, where portfolio positions in countries most exposed to the collapse of oil prices lagged. Among the Fund’s underperformers were allocations to Angola, Gabon, Oman, Ghana, and Bahrain. A position in Sri Lanka, which lagged amid worries about its ability to finance its large budget deficit, was another notable detractor from the Fund’s benchmark-relative returns during the six-month period. The Fund also experienced underperformance in the investment-grade area of the market, due to the relative weakness of holdings within investment-grade corporates and securitized assets.
The Fund’s currency positioning also detracted from benchmark-relative returns. The portfolio had positions in the Australian dollar and Norwegian krone, as well as in emerging markets currencies such as the Indian rupee, Indonesian rupiah, and Brazilian real. All of those currencies declined in value against the USD during the six-month period, with the largest underperformance occurring in mid-March.
Finally, the Fund’s duration positioning was another headwind for benchmark-relative returns. We kept the portfolio’s duration below that of the Bloomberg Barclays Index during the six-month period, on the belief that the combination of low interest rates and positive economic growth had indicated little upside from having higher interest-rate exposure than the benchmark. Given the large decline in U.S. Treasury yields over the latter half of the six-month period, the portfolio’s lower-interest-rate sensitivity detracted from the Fund’s relative performance. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed income investment to a change in interest rates, expressed as a number of years.)
Q    Did the Fund have any exposure to derivative securities during the six-month period ended April 30, 2020? If so, did the derivatives have a material impact on benchmark-relative performance?
A    We invested the Fund in four types of derivatives during the six-month period: forward foreign currency transactions (forwards), foreign currency options, U.S. Treasury futures, and credit default swaps (CDS). Since we typically seek to achieve the Fund’s desired currency positioning with derivatives, the use of derivatives was a net negative for benchmark-relative
6 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

performance during the six-month period due to our bias toward a lower USD. We invested in Treasury futures to help manage the portfolio’s interest-rate risk, which was a positive contributor to relative returns.
Q    Were there any changes in the Fund’s distributions* to shareholders during the six-month period ended April 30, 2020?
A    The Fund’s yield/distributions increased over the six-month period compared to the level at the start of the period on November 1, 2019. The increase was largely a result of the higher yields available in the credit-sensitive sectors of the market.
Q    How would you characterize your view on the markets as of April 30, 2020, and how was that view reflected in the Fund’s positioning?
A     Although our emphasis on investments in the credit-sensitive sectors of the market detracted from the Fund’s benchmark-relative performance during the dramatic market sell-off in February and March, we did not make major changes to the portfolio’s broader positioning in response to the market disruptions. We expect that weak economic data and fears of a second wave of COVID-19 infections will create additional market volatility in the months to come, but we also have continued to see the most compelling longer-term opportunities in the credit-sensitive areas. Further, we think the massive fiscal and monetary stimulus measures will feed through to market performance once investors begin to see evidence that COVID-19 has begun to recede, whenever that may occur.
We did make a number of smaller changes to the portfolio during the six-month period, however. We gradually moved the Fund up in quality across the various credit sectors, with a focus on identifying value opportunities among bonds rated AAA and AA. As part of the process, we tilted the portfolio toward areas where we have seen a greater likelihood of a faster recovery, and away from those, such as energy and travel, where difficulties may persist. Additionally, we shifted the Fund’s positioning in the emerging markets by moving into countries with stronger fiscal positions. We believe that approach could allow the Fund to participate in the potential upside for credit-sensitive investments, while also guarding against the possibility of ongoing market volatility.
We also adjusted the Fund’s currency exposures by reducing the extent of the portfolio’s positions outside of the United States. We made the move to guard against the possibility that the USD would continue to benefit from a flight-to-quality market environment. On a longer-term basis, however, we believe the USD is overvalued and is likely to experience weaker performance than it did over the past six months. The key pillars
*     Distributions are not guaranteed.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 7

supporting the USD in recent years – the stronger growth of the U.S. economy versus the rest of the developed world, and higher short-term interest rates compared to other developed economies – have dissipated due to the recent events related to COVID-19. We therefore expect to seek opportunities to add back to the Fund’s non-USD exposure once market conditions begin to normalize.
Another notable change was our decision to reduce the portfolio’s allocation to senior loans. Securities in the loan category typically offer floating rates, which has tended to spur demand when the Fed is tightening monetary policy, usually by increasing interest rates. Now that it appears the Fed is likely to keep rates near zero indefinitely, we anticipate weaker relative performance for loans.
Despite the Fund’s recent underperformance, we believe a flexible, selective approach that seeks to manage risk and capitalize on potential values remains essential in the current, uncertain investment environment.
Note to Shareholders: The Board of Trustees of Pioneer Global Multisector Income Fund have approved the liquidation of the Fund on or about August 28, 2020. All shares of the Fund that are outstanding on the liquidation date will be redeemed automatically as of the close of business on that date. Written notification of the Fund’s liquidation, including specific details about the transaction, has been mailed to all shareholders of the Fund. Please contact your investment advisor, or one of our Client Service Representatives should you have any questions (please see the “How to Contact Amundi Pioneer” page near the back of this report for the appropriate contact information).
Please refer to the Schedule of Investments on pages 17–39 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
8 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.
When interest rates rise, the prices of fixed income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities held by the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.
The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.
Floating rate loans and similar instruments may be illiquid or less liquid than other instruments, and the value of any collateral can decline or be insufficient to meet the issuer’s obligations.
The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.
The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.
The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 9

Portfolio Summary | 4/30/20

Portfolio Diversification

(As a percentage of total investments)*

Geographical Distribution

(As a percentage of total investments based on country of domicile)

10 Largest Holdings

(As a percentage of total investments)*

1.	U.S. Treasury Bills, 5/12/20	3.80%
2.	Fannie Mae, 4.0%, 5/1/49 (TBA)	3.24
3.	Japan Government Twenty Year Bond, 0.6%, 12/20/37	2.94
4.	Pioneer ILS Interval Fund, 0.0% 12/30/99	2.62
5.	United Kingdom Gilt, 3.5%, 1/22/45	2.57
6.	Japan Government Thirty Year Bond, 0.8%, 12/20/47	2.09
7.	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48	1.56
8.	U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	1.37
9.	Mexican Bonos, 8.5%, 5/31/29	1.27
10.	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49	0.86

*     Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
(m)  Pioneer ILS Interval Fund is an affiliated fund managed by Amundi Pioneer Asset Management, Inc., (the “Adviser”).
10 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

Prices and Distributions | 4/30/20

Net Asset Value per Share

Class	4/30/20	10/31/19
A	$9.53	$10.32
C	$9.56	$10.35
Y	$9.61	$10.41

Distributions per Share: 10/31/19–4/30/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1340	$ —	$ —
C	$0.0929	$ —	$ —
Y	$0.1479	$ —	$ —

Index Definitions

The Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts appearing on pages 12–14.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 11

Performance Update | 4/30/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Multisector Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of April 30, 2020)
			BBG
			Barclays
	Net	Public	Global
	Asset	Offering	Aggregate
	Value	Price	Bond
Period	(NAV)	(POP)	Index
10 years	2.19%	1.73%	2.67%
5 years	0.40	-0.52	2.82
1 year	-3.70	-8.04	6.56

Expense Ratio
(Per prospectus dated March 1, 2020)

Gross	Net
2.37%	1.08%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2021, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
12 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

Performance Update | 4/30/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Bloomberg Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of April 30, 2020)
			BBG
			Barclays
			Global
			Aggregate
	If	If	Bond
Period	Held	Redeemed	Index
10 years	1.35%	1.35%	2.67%
5 years	-0.44	-0.44	2.82
1 year	-4.48	-4.48	6.56

Expense Ratio
(Per prospectus dated March 1, 2020)

Gross	Net
2.57%	1.98%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2021, for Class C shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 13

Performance Update | 4/30/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Bloomberg Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of April 30, 2020)
		BBG
		Barclays
	Net	Global
	Asset	Aggregate
	Value	Bond
Period	(NAV)	Index
10 years	2.46%	2.67%
5 years	0.63	2.82
1 year	-3.50	6.56

Expense Ratio
(Per prospectus dated March 1, 2020)

Gross	Net
1.49%	0.83

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2021, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)   ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)   transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)   Divide your account value by $1,000
       Example: an $8,600 account value ÷ $1,000 = 8.6
(2)   Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund
Based on actual returns from November 1, 2019 through April 30, 2020.

Share Class	A	C	Y
Beginning Account Value on 11/1/19	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses)	$935.90	$932.30	$936.80
on 4/30/20
Expenses Paid During Period*	$4.81	$8.60	$3.61

*  Expenses are equal to the Fund’s annualized expense ratio of 1.00%, 1.79%, and 0.75% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 15

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2019 through April 30, 2020.

Share Class	A	C	Y
Beginning Account Value on 11/1/19	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses)	$1,019.89	$1,015.96	$1,021.13
on 4/30/20
Expenses Paid During Period*	$5.02	$8.97	$3.77

*  Expenses are equal to the Fund’s annualized expense ratio of 1.00%, 1.79%, and 0.75% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366.
16 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

Schedule of Investments | 4/30/20 (unaudited)

Shares		Value
UNAFFILIATED ISSUERS — 97.8%
CONVERTIBLE PREFERRED STOCK — 0.8%
of Net Assets
Banks — 0.8%
211(a)	Wells Fargo & Co., 7.5%	$ 295,155
	Total Banks	$ 295,155
TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost $294,931)	$ 295,155

Principal
Amount USD ($)
	ASSET BACKED SECURITIES — 0.4%
	of Net Assets
68,950	Hardee’s Funding LLC, Series 2018-1A, Class A2II,
	4.959%, 6/20/48 (144A)	$ 63,955
100,000	Progress Residential Trust, Series 2017-SFR1, Class E,
	4.261%, 8/17/34 (144A)	96,726
	TOTAL ASSET BACKED SECURITIES
	(Cost $168,949)	$ 160,681
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	0.3% of Net Assets
235(b)	Alternative Loan Trust, Series 2003-14T1, Class A9,
	0.937% (1 Month USD LIBOR + 45 bps), 8/25/18	$ 235
2,069(c)	CHL Mortgage Pass-Through Trust, Series 2003-56,
	Class 4A2, 4.166%, 12/25/33	1,816
3,155	Federal National Mortgage Association REMICS, Series
	2009-36, Class HX, 4.5%, 6/25/29	3,375
16,983	Government National Mortgage Association, Series 2005-61,
	Class UZ, 5.25%, 8/16/35	18,090
14,413	Government National Mortgage Association, Series 2009-83,
	Class EB, 4.5%, 9/20/39	16,246
277,287(d)	Government National Mortgage Association, Series 2019-159,
	Class CI, 3.5%, 12/20/49	31,813
32,748(b)	Interstar Millennium Trust, Series 2003-3G, Class A2,
	1.767% (3 Month USD LIBOR + 50 bps), 9/27/35	30,369
68(b)	RALI Trust, Series 2002-QS16, Class A2, 1.037% (1 Month
	USD LIBOR + 55 bps), 10/25/17	68
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $108,874)	$ 102,012
	COMMERCIAL MORTGAGE-BACKED SECURITIES —
	3.3% of Net Assets
80,000	BANK, Series 2017-BNK5, Class AS, 3.624%, 6/15/60	$ 81,316
45,450(d)(e)	Bayview Commercial Asset Trust, Series 2007-2A,
	Class IO, 0.0%, 7/25/37 (144A)	—
100,000	BX Trust, Series 2019-OC11, Class A, 3.202%,
	12/9/41 (144A)	99,558
100,000(c)	Citigroup Commercial Mortgage Trust, Series 2014-GC19,
	Class B, 4.805%, 3/10/47	102,529

The accompanying notes are an integral part of these financial statements.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 17

Schedule of Investments | 4/30/20 (unaudited) (continued)

Principal
Amount USD ($)			Value
		COMMERCIAL MORTGAGE-BACKED
		SECURITIES — (continued)
	75,000(c)	Citigroup Commercial Mortgage Trust, Series 2014-GC25,
		Class B, 4.345%, 10/10/47	$ 74,964
	250,000	Citigroup Commercial Mortgage Trust, Series 2016-P5,
		Class D, 3.0%, 10/10/49 (144A)	138,644
	100,000(c)	COMM Mortgage Trust, Series 2015-CR25, Class B,
		4.691%, 8/10/48	99,321
	236,107	COMM Mortgage Trust, Series 2016-CR28, Class AHR,
		3.651%, 2/10/49	248,444
	50,000(c)	CSAIL Commercial Mortgage Trust, Series 2016-C5,
		Class C, 4.729%, 11/15/48	43,684
	100,000(c)	Fontainebleau Miami Beach Trust, Series 2019-FBLU,
		Class D, 4.095%, 12/10/36 (144A)	83,240
	50,000(c)	FREMF Mortgage Trust, Series 2015-K51, Class B, 4.089%,
		10/25/48 (144A)	52,645
	100,000(b)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
		Class E, 3.314% (1 Month USD LIBOR +
		250 bps), 12/15/36 (144A)	77,965
	50,000(c)	Morgan Stanley Bank of America Merrill Lynch Trust, Series
		2015-C22, Class D, 4.368%, 4/15/48 (144A)	35,362
	105,000	Morgan Stanley Capital I Trust, Series 2016-UBS9,
		Class D, 3.0%, 3/15/49 (144A)	65,121
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
		(Cost $1,368,133)	$ 1,202,793
		CONVERTIBLE CORPORATE BOND — 0.1%
		of Net Assets
		Biotechnology — 0.1%
	50,000	Exact Sciences Corp., 0.375%, 3/1/28	$ 45,537
		Total Biotechnology	$ 45,537
		TOTAL CONVERTIBLE CORPORATE BOND
		(Cost $42,294)	$ 45,537
		CORPORATE BONDS — 44.9% of Net Assets
		Advertising — 0.1%
	49,000	Interpublic Group of Cos., Inc., 4.75%, 3/30/30	$ 50,736
		Total Advertising	$ 50,736
		Aerospace/Defense — 0.6%
	134,000	Boeing Co., 3.75%, 2/1/50	$ 107,110
	60,000	Boeing Co., 5.805%, 5/1/50	60,000
	40,000	United Technologies Corp., 4.125%, 11/16/28	46,425
		Total Aerospace/Defense	$ 213,535
		Agriculture — 0.7%
EUR	100,000	BAT Capital Corp., 1.125%, 11/16/23	$ 109,082
	25,000	Cargill, Inc., 2.125%, 4/23/30 (144A)	25,352
EUR	100,000	Imperial Brands Finance Plc, 2.25%, 2/26/21	110,259
		Total Agriculture	$ 244,693

The accompanying notes are an integral part of these financial statements.
18 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

Principal
Amount USD ($)			Value
		Auto Manufacturers — 0.5%
	110,000	Ford Motor Co., 4.346%, 12/8/26	$ 87,175
	90,000	General Motors Co., 6.6%, 4/1/36	82,598
		Total Auto Manufacturers	$ 169,773
		Auto Parts & Equipment — 0.1%
	25,000	Lear Corp., 3.5%, 5/30/30	$ 21,571
		Total Auto Parts & Equipment	$ 21,571
		Banks — 11.5%
	200,000	Access Bank Plc, 10.5%, 10/19/21 (144A)	$ 195,040
	42,000(c)	Bank of America Corp., 4.083% (3 Month USD LIBOR +
		315 bps), 3/20/51	50,434
	60,000(a)(c)	Bank of America Corp., 4.3% (3 Month USD LIBOR + 266 bps)	53,925
EUR	200,000(c)	Barclays Plc, 2.625% (5 Year EUR Swap Rate +
		245 bps), 11/11/25	216,054
EUR	150,000	BNP Paribas SA, 2.375%, 2/17/25	172,442
EUR	200,000	BPCE SA, 2.875%, 4/22/26	237,084
	85,000(a)(c)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	73,950
	75,000	Cooperatieve Rabobank UA, 3.875%, 2/8/22	78,121
	200,000(a)(c)	Credit Suisse Group AG, 5.1% (5 Year CMT Index +
		329 bps) (144A)	179,000
	200,000(a)(c)	Credit Suisse Group AG, 7.125% (5 Year USD Swap Rate +
		511 bps)	201,204
	200,000(a)(c)	Danske Bank AS, 6.125% (USD Swap Rate + 390 bps)	189,000
EUR	200,000(a)(c)	Erste Group Bank AG, 8.875% (5 Year EUR Swap Rate +
		902 bps)	225,829
	124,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	102,920
EUR	100,000	Goldman Sachs Group, Inc., 1.625%, 7/27/26	112,220
	105,000(c)	Goldman Sachs Group, Inc., 4.223% (3 Month USD LIBOR +
		130 bps), 5/1/29	116,561
EUR	100,000	HSBC Holdings Plc, 0.875%, 9/6/24	110,440
EUR	200,000(c)	ING Groep NV, 3.0% (5 Year EUR Swap Rate +
		285 bps), 4/11/28	225,784
EUR	200,000(a)(c)	Intesa Sanpaolo S.p.A., 7.75% (5 Year EUR Swap
		Rate + 719 bps)	219,255
	126,000(a)(c)	JPMorgan Chase & Co., 4.6% (SOFRRATE + 313 bps)	113,022
	128,000(a)(c)	JPMorgan Chase & Co., 5.0% (SOFRRATE + 338 bps)	119,040
EUR	200,000(a)(c)	Lloyds Banking Group Plc, 6.375% (5 Year EUR Swap
		Rate + 529 bps)	212,185
EUR	100,000(b)	Mediobanca Banca di Credito Finanziario S.p.A., 0.387%
		(3 Month EURIBOR + 80 bps), 5/18/22	106,872
EUR	100,000	Nykredit Realkredit AS, 0.75%, 7/14/21	109,618
	200,000	QNB Finansbank AS, 4.875%, 5/19/22 (144A)	196,040
	200,000(a)(c)	Societe Generale SA, 7.375% (5 Year USD Swap Rate +
		624 bps) (144A)	195,250
EUR	200,000	UBS Group AG, 1.75%, 11/16/22	224,460

The accompanying notes are an integral part of these financial statements.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 19

Schedule of Investments | 4/30/20 (unaudited) (continued)

Principal
Amount USD ($)			Value
		Banks — (continued)
	200,000(a)(c)	UBS Group AG, 7.0% (5 Year USD Swap Rate +
		434 bps) (144A)	$ 204,500
		Total Banks	$ 4,240,250
		Beverages — 0.7%
	115,000	Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/49	$ 143,780
	100,000	Bacardi, Ltd., 5.3%, 5/15/48 (144A)	112,186
		Total Beverages	$ 255,966
		Building Materials — 1.0%
EUR	100,000	Buzzi Unicem S.p.A., 2.125%, 4/28/23	$ 109,810
EUR	100,000	HeidelbergCement AG, 2.25%, 6/3/24	111,920
EUR	100,000	Holcim Finance Luxembourg SA, 2.25%, 5/26/28	113,378
	35,000	Martin Marietta Materials, Inc., 2.5%, 3/15/30	32,816
		Total Building Materials	$ 367,924
		Chemicals — 0.6%
EUR	100,000	Arkema SA, 1.5%, 1/20/25	$ 113,445
	28,000	CF Industries, Inc., 5.375%, 3/15/44	28,980
	51,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	40,800
	13,000	Sherwin-Williams Co., 3.3%, 5/15/50	13,303
	48,000	Tronox, Inc., 6.5%, 4/15/26 (144A)	43,440
		Total Chemicals	$ 239,968
		Commercial Services — 0.6%
EUR	100,000	Brisa Concessao Rodoviaria SA, 2.0%, 3/22/23	$ 111,806
	133,000	Prime Security Services Borrower LLC/Prime Finance, Inc.,
		6.25%, 1/15/28 (144A)	118,011
		Total Commercial Services	$ 229,817
		Diversified Financial Services — 0.5%
	125,000	Capital One Financial Corp., 4.25%, 4/30/25	$ 133,129
	40,000(a)(c)	Charles Schwab Corp., 5.375% (5 Year CMT Index + 497 bps)	40,950
		Total Diversified Financial Services	$ 174,079
		Electric — 2.7%
GBP	125,000	Cadent Finance Plc, 2.125%, 9/22/28	$ 162,935
EUR	100,000	Coentreprise de Transport d’Electricite SA, 0.875%, 9/29/24	111,957
	79,000(a)(c)	Dominion Energy, Inc., 4.65% (5 Year CMT Index + 299 bps)	76,827
	23,000	Duke Energy Indiana LLC, 2.75%, 4/1/50	23,446
EUR	100,000	EDP Finance BV, 1.875%, 9/29/23	113,980
GBP	75,000	innogy Finance BV, 5.625%, 12/6/23	107,649
	31,000	New York State Electric & Gas Corp., 3.3%, 9/15/49 (144A)	31,343
	85,000	NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	93,537
	65,000	Sempra Energy, 3.4%, 2/1/28	68,407
	50,000	Southern California Edison Co., 3.65%, 2/1/50	54,355
	95,000	Vistra Operations Co. LLC, 3.7%, 1/30/27 (144A)	93,471
		Total Electric	$ 937,907

The accompanying notes are an integral part of these financial statements.
20 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

Principal
Amount USD ($)			Value
		Electrical Components & Equipment — 0.7%
EUR	100,000	Belden, Inc., 2.875%, 9/15/25 (144A)	$ 99,673
EUR	100,000	Legrand SA, 1.875%, 7/6/32	121,828
		Total Electrical Components & Equipment	$ 221,501
		Electronics — 0.6%
	41,000	Amphenol Corp., 3.2%, 4/1/24	$ 43,223
	63,000	Amphenol Corp., 4.35%, 6/1/29	70,858
	115,000	Flex, Ltd., 4.875%, 6/15/29	116,736
		Total Electronics	$ 230,817
		Engineering & Construction — 0.3%
EUR	100,000(a)(c)	Ferrovial Netherlands BV, 2.124% (5 Year EUR Swap
		Rate + 213 bps)	$ 97,843
		Total Engineering & Construction	$ 97,843
		Entertainment — 0.1%
	27,000	Eldorado Resorts, Inc., 6.0%, 9/15/26	$ 27,127
		Total Entertainment	$ 27,127
		Forest Products & Paper — 0.3%
	50,000	International Paper Co., 4.8%, 6/15/44	$ 56,315
	5,000	International Paper Co., 6.0%, 11/15/41	6,337
	37,000	International Paper Co., 7.3%, 11/15/39	51,753
		Total Forest Products & Paper	$ 114,405
		Gas — 0.2%
	15,000	Boston Gas Co., 3.15%, 8/1/27 (144A)	$ 15,907
	75,540	Nakilat, Inc., 6.267%, 12/31/33 (144A)	84,620
		Total Gas	$ 100,527
		Hand/Machine Tools — 0.0%†
	20,000(c)	Stanley Black & Decker, Inc., 4.0% (5 Year CMT Index +
		266 bps), 3/15/60	$ 19,375
		Total Hand/Machine Tools	$ 19,375
		Healthcare-Products — 0.1%
	24,000	Abbott Laboratories, 3.75%, 11/30/26	$ 27,705
		Total Healthcare-Products	$ 27,705
		Healthcare-Services — 1.4%
	38,000	Anthem, Inc., 3.35%, 12/1/24	$ 40,871
	40,000	Anthem, Inc., 3.65%, 12/1/27	43,681
	6,000	Anthem, Inc., 4.101%, 3/1/28	6,713
	114,000	Centene Corp., 3.375%, 2/15/30 (144A)	114,855
	77,000	HCA, Inc., 3.5%, 9/1/30	73,601
	80,000	Humana, Inc., 3.95%, 3/15/27	87,682
EUR	100,000	IQVIA, Inc., 2.875%, 9/15/25 (144A)	109,191
	20,000	LifePoint Health, Inc., 6.75%, 4/15/25 (144A)	20,608
		Total Healthcare-Services	$ 497,202

The accompanying notes are an integral part of these financial statements.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 21

Schedule of Investments | 4/30/20 (unaudited) (continued)

Principal
Amount USD ($)			Value
		Insurance — 4.5%
EUR	100,000(a)(c)	Allianz SE, 3.375% (10 Year EUAMDB + 320 bps)	$ 116,185
EUR	200,000	Assicurazioni Generali S.p.A., 4.125%, 5/4/26	237,406
EUR	100,000(c)	Aviva Plc, 6.125% (5 Year EUR Swap Rate +
		513 bps), 7/5/43	123,790
EUR	100,000(a)(c)	AXA SA, 3.875% (EUR Swap Rate + 325 bps)	118,415
	60,000	AXA SA, 8.6%, 12/15/30	83,311
	80,000	CNO Financial Group, Inc., 5.25%, 5/30/29	84,021
EUR	100,000(c)	CNP Assurances, 6.0% (3 Month EURIBOR +
		447 bps), 9/14/40	111,030
	20,000(c)	Farmers Exchange Capital III, 5.454% (3 Month USD LIBOR +
		345 bps), 10/15/54 (144A)	24,166
	100,000(c)	Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR +
		323 bps), 11/1/57 (144A)	102,958
	100,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	157,109
EUR	100,000(c)	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen,
		6.25% (3 Month EURIBOR + 495 bps), 5/26/42	121,078
	25,000	New York Life Insurance Co., 3.75%, 5/15/50 (144A)	28,362
EUR	100,000(a)(c)	NN Group NV, 4.375% (3 Month EURIBOR + 390 bps)	115,154
	27,000	Progressive Corp., 3.95%, 3/26/50	33,930
	78,000	Prudential Financial, Inc., 3.0%, 3/10/40	75,262
	100,000	Teachers Insurance & Annuity Association of America, 4.9%,
		9/15/44 (144A)	127,786
	11,000	Willis North America, Inc., 2.95%, 9/15/29	11,178
		Total Insurance	$ 1,671,141
		Internet — 0.6%
	100,000	Booking Holdings, Inc., 4.625%, 4/13/30	$ 111,017
	80,000	Expedia Group, Inc., 3.25%, 2/15/30	66,773
	50,000	Expedia Group, Inc., 3.8%, 2/15/28	43,373
		Total Internet	$ 221,163
		Lodging — 0.3%
EUR	100,000	Accor SA, 1.25%, 1/25/24	$ 103,036
	5,000	Marriott International, Inc., 5.75%, 5/1/25	5,225
		Total Lodging	$ 108,261
		Media — 1.6%
	50,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%,
		3/1/30 (144A)	$ 50,860
	60,000	Comcast Corp., 4.15%, 10/15/28	70,237
	200,000	CSC Holdings LLC, 5.375%, 2/1/28 (144A)	205,500
	100,000	Diamond Sports Group LLC/Diamond Sports Finance Co.,
		6.625%, 8/15/27 (144A)	54,750
	70,000	Gray Television, Inc., 7.0%, 5/15/27 (144A)	70,350
EUR	150,000	Sky, Ltd., 1.5%, 9/15/21	166,127
		Total Media	$ 617,824

The accompanying notes are an integral part of these financial statements.
22 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

Principal
Amount USD ($)			Value
		Mining — 0.7%
EUR	100,000	Anglo American Capital Plc, 3.25%, 4/3/23	$ 115,332
	115,000	Freeport-McMoRan, Inc., 5.45%, 3/15/43	104,294
	50,000	Joseph T Ryerson & Son, Inc., 11.0%, 5/15/22 (144A)	48,000
		Total Mining	$ 267,626
		Miscellaneous Manufacturers — 0.2%
	35,000	General Electric Co., 4.25%, 5/1/40	$ 35,119
	40,000	General Electric Co., 4.35%, 5/1/50	40,304
		Total Miscellaneous Manufacturers	$ 75,423
		Multi-National — 1.9%
	200,000	African Export-Import Bank, 3.994%, 9/21/29 (144A)	$ 180,632
INR	18,680,000	Asian Development Bank, 6.15%, 2/25/30	256,146
	200,000	Banque Ouest Africaine de Development, 4.7%,
		10/22/31 (144A)	180,000
IDR	1,160,000,000	Inter-American Development Bank, 7.875%, 3/14/23	79,434
		Total Multi-National	$ 696,212
		Oil & Gas — 1.4%
	40,000	Apache Corp., 4.25%, 1/15/30	$ 30,794
	65,000	Apache Corp., 4.375%, 10/15/28	51,732
	110,000	Cenovus Energy, Inc., 6.75%, 11/15/39	77,794
	80,000	Marathon Petroleum Corp., 5.375%, 10/1/22	80,242
	39,000	Petroleos Mexicanos, 5.35%, 2/12/28	29,055
EUR	200,000(c)	Repsol International Finance BV, 4.5% (EUR Swap Rate +
		420 bps), 3/25/75	216,762
	29,000	Valero Energy Corp., 6.625%, 6/15/37	34,608
ARS	2,154,200	YPF SA, 16.5%, 5/9/22 (144A)	16,776
		Total Oil & Gas	$ 537,763
		Pharmaceuticals — 1.3%
	62,000	AbbVie, Inc., 4.05%, 11/21/39 (144A)	$ 68,767
	23,000	Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)	25,355
EUR	100,000	Bausch Health Cos., Inc., 4.5%, 5/15/23	107,057
	15,000	Bausch Health Cos., Inc., 5.0%, 1/30/28 (144A)	14,395
	10,000	Bausch Health Cos., Inc., 5.25%, 1/30/30 (144A)	9,900
	22,000	Cardinal Health, Inc., 4.9%, 9/15/45	24,971
	20,000	Cigna Corp., 3.4%, 3/15/50	20,985
	10,845	CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)	11,950
	200,000	Perrigo Finance Unlimited Co., 3.9%, 12/15/24	205,761
		Total Pharmaceuticals	$ 489,141
		Pipelines — 2.8%
	19,000	Cameron LNG LLC, 3.302%, 1/15/35 (144A)	$ 18,889
	43,000	Cameron LNG LLC, 3.402%, 1/15/38 (144A)	38,724
	100,000	Enable Midstream Partners LP, 4.4%, 3/15/27	77,495
	75,000	Enable Midstream Partners LP, 4.95%, 5/15/28	57,634

The accompanying notes are an integral part of these financial statements.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 23

Schedule of Investments | 4/30/20 (unaudited) (continued)

Principal
Amount USD ($)			Value
		Pipelines — (continued)
	100,000	Energy Transfer Operating LP, 5.875%, 1/15/24	$ 104,124
	50,000	Energy Transfer Operating LP, 6.0%, 6/15/48	47,060
	10,000	Energy Transfer Operating LP, 6.125%, 12/15/45	9,609
	110,000(a)(c)	Energy Transfer Operating LP, 7.125% (5 Year CMT
		Index + 531 bps)	86,009
	155,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	62,969
	39,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	15,600
	10,000	Enterprise Products Operating LLC, 3.95%, 1/31/60	9,203
	125,000	MPLX LP, 4.875%, 12/1/24	124,193
	125,000	Phillips 66 Partners LP, 3.75%, 3/1/28	121,209
	60,000	Sabine Pass Liquefaction LLC, 5.0%, 3/15/27	61,505
	60,000	Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42	58,144
	90,000	Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)	88,178
	57,000	Williams Cos., Inc., 5.75%, 6/24/44	62,041
	13,000	Williams Cos., Inc., 7.75%, 6/15/31	15,427
		Total Pipelines	$ 1,058,013
		Real Estate — 0.9%
EUR	100,000	Akelius Residential Property AB, 1.125%, 3/14/24	$ 106,755
EUR	100,000	Annington Funding Plc, 1.65%, 7/12/24	110,230
EUR	100,000(a)(c)	ATF Netherlands BV, 3.75% (5 Year EUR Swap Rate + 438 bps)	107,658
		Total Real Estate	$ 324,643
		REITs — 2.0%
	23,000	Alexandria Real Estate Equities, Inc., 4.3%, 1/15/26	$ 25,280
EUR	200,000	GELF Bond Issuer I SA, 0.875%, 10/20/22	217,685
	30,000	GLP Capital LP/GLP Financing II, Inc., 4.0%, 1/15/30	26,475
	60,000	Healthcare Trust of America Holdings LP, 3.75%, 7/1/27	59,535
	35,000	Highwoods Realty LP, 3.625%, 1/15/23	35,826
	140,000	iStar, Inc., 4.25%, 8/1/25	110,600
EUR	100,000	Merlin Properties Socimi SA, 2.225%, 4/25/23	109,740
	43,000	MPT Operating Partnership LP/MPT Finance Corp.,
		4.625%, 8/1/29	42,758
	25,000	Simon Property Group LP, 3.25%, 9/13/49	20,736
	27,000	UDR, Inc., 4.0%, 10/1/25	28,218
	75,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
		7.875%, 2/15/25 (144A)	72,000
		Total REITs	$ 748,853
		Retail — 0.1%
	28,000	Starbucks Corp., 3.35%, 3/12/50	$ 27,167
		Total Retail	$ 27,167
		Savings & Loans — 0.3%
EUR	100,000	Leeds Building Society, 1.375%, 5/5/22	$ 110,639
		Total Savings & Loans	$ 110,639

The accompanying notes are an integral part of these financial statements.
24 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

Principal
Amount USD ($)			Value
		Semiconductors — 0.1%
	25,000	Broadcom, Inc., 5.0%, 4/15/30 (144A)	$ 28,120
		Total Semiconductors	$ 28,120
		Software — 0.4%
	135,000	Citrix Systems, Inc., 3.3%, 3/1/30	$ 136,441
		Total Software	$ 136,441
		Sovereign — 0.2%
	200,000(f)	Ecuador Social Bond S.a.r.l, 1/30/35 (144A)	$ 60,000
		Total Sovereign	$ 60,000
		Telecommunications — 1.8%
	200,000	Digicel, Ltd., 6.0%, 4/15/21 (144A)	$ 120,002
	40,000(g)	Frontier Communications Corp., 7.125%, 1/15/23	10,788
GBP	100,000	Koninklijke KPN NV, 5.0%, 11/18/26	143,561
EUR	125,000(a)(c)	Orange SA, 5.0% (5 Year EUR Swap Rate + 399 bps)	156,606
	31,000	Sprint Corp., 7.25%, 9/15/21	32,511
EUR	100,000	Telekom Finanzmanagement GmbH, 3.5%, 7/4/23	120,221
	40,000	T-Mobile USA, Inc., 3.875%, 4/15/30 (144A)	43,897
	20,000	T-Mobile USA, Inc., 4.5%, 4/15/50 (144A)	23,408
		Total Telecommunications	$ 650,994
		Transportation — 0.2%
	70,000	Union Pacific Corp., 3.75%, 2/5/70	$ 74,996
		Total Transportation	$ 74,996
		Water — 0.3%
EUR	100,000	FCC Aqualia SA, 1.413%, 6/8/22	$ 109,029
		Total Water	$ 109,029
		TOTAL CORPORATE BONDS
		(Cost $17,536,628)	$ 16,496,170
		FOREIGN GOVERNMENT BONDS — 22.7%
		of Net Assets
		Angola — 0.2%
	200,000	Angolan Government International Bond, 8.25%,
		5/9/28 (144A)	$ 87,008
		Total Angola	$ 87,008
		Argentina — 0.7%
	100,000	Argentine Republic Government International Bond,
		6.875%, 1/26/27	$ 25,001
	300,000	Argentine Republic Government International Bond,
		7.5%, 4/22/26	79,650
	250,000	Ciudad Autonoma De Buenos Aires, 7.5%, 6/1/27 (144A)	151,565
		Total Argentina	$ 256,216

The accompanying notes are an integral part of these financial statements.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 25

Schedule of Investments | 4/30/20 (unaudited) (continued)

Principal
Amount USD ($)			Value
Austria — 0.3%
EUR	50,000	Republic of Austria Government Bond, 4.15%,
		3/15/37 (144A)	$ 92,202
		Total Austria	$ 92,202
Bahrain — 0.5%
	200,000	Bahrain Government International Bond, 7.0%,
		10/12/28 (144A)	$ 198,802
		Total Bahrain	$ 198,802
Dominican Republic — 0.4%
DOP	8,000,000	Dominican Republic International Bond, 8.9%,
		2/15/23 (144A)	$ 129,175
		Total Dominican Republic	$ 129,175
Egypt — 1.0%
EGP	1,754,000	Egypt Government Bond, 15.7%, 11/7/27	$ 122,363
	269,000	Egypt Government International Bond, 7.6%, 3/1/29 (144A)	254,988
		Total Egypt	$ 377,351
Gabon — 0.4%
	200,000	Gabon Government International Bond, 6.625%,
		2/6/31 (144A)	$ 141,657
		Total Gabon	$ 141,657
Ghana — 0.9%
	200,000	Ghana Government International Bond, 7.875%,
		2/11/35 (144A)	$ 150,300
GHS	1,090,000	Republic of Ghana Government Bonds, 20.75%, 1/16/23	190,216
		Total Ghana	$ 340,516
Indonesia — 0.6%
IDR	3,744,000,000	Indonesia Treasury Bond, 6.125%, 5/15/28	$ 224,766
		Total Indonesia	$ 224,766
Italy — 0.5%
EUR	178,000	Italy Buoni Poliennali Del Tesoro, 1.35%, 4/1/30	$ 187,525
		Total Italy	$ 187,525
Ivory Coast — 0.3%
EUR	110,000	Ivory Coast Government International Bond, 5.875%,
		10/17/31 (144A)	$ 97,738
		Total Ivory Coast	$ 97,738
Japan — 5.1%
JPY	75,000,000	Japan Government Thirty Year Bond, 0.8%, 12/20/47	$ 770,005
JPY	110,000,000	Japan Government Twenty Year Bond, 0.6%, 12/20/37	1,084,052
		Total Japan	$ 1,854,057
Kenya — 0.5%
	200,000	Kenya Government International Bond, 7.25%,
		2/28/28 (144A)	$ 179,456
		Total Kenya	$ 179,456

The accompanying notes are an integral part of these financial statements.
26 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

Principal
Amount USD ($)			Value
Mexico — 2.2%
MXN	9,930,000	Mexican Bonos, 8.5%, 5/31/29	$ 466,393
MXN	3,696,540	Mexican Udibonos, 2.0%, 6/9/22	149,653
	200,000	Mexico Government International Bond, 5.0%, 4/27/51	191,500
		Total Mexico	$ 807,546
Oman — 0.4%
	200,000	Oman Government International Bond, 5.625%, 1/17/28
		(144A)	$ 152,283
		Total Oman	$ 152,283
Peru — 0.4%
	130,000	Peruvian Government International Bond, 2.783%, 1/23/31	$ 134,030
		Total Peru	$ 134,030
Portugal — 0.4%
EUR	100,000	Portugal Obrigacoes do Tesouro OT, 4.95%, 10/25/23 (144A)	$ 128,072
		Total Portugal	$ 128,072
Qatar — 0.6%
	200,000	Qatar Government International Bond, 3.75%, 4/16/30 (144A) $	218,352
		Total Qatar	$ 218,352
Russia — 0.7%
RUB	17,256,000	Russian Federal Bond - OFZ, 8.15%, 2/3/27	$ 264,025
		Total Russia	$ 264,025
Senegal — 0.5%
	200,000	Senegal Government International Bond, 6.25%,
		5/23/33 (144A)	$ 175,140
		Total Senegal	$ 175,140
Sri Lanka — 0.3%
	220,000	Sri Lanka Government International Bond, 7.55%,
		3/28/30 (144A)	$ 125,380
		Total Sri Lanka	$ 125,380
Sweden — 0.7%
SEK	2,300,000	Sweden Government Bond, 2.5%, 5/12/25	$ 269,404
		Total Sweden	$ 269,404
Turkey — 1.1%
	250,000	Turkey Government International Bond, 3.25%, 3/23/23	$ 230,520
	200,000	Turkey Government International Bond, 5.6%, 11/14/24	190,500
		Total Turkey	$ 421,020
Ukraine — 0.8%
EUR	115,000	Ukraine Government International Bond, 4.375%,
		1/27/30 (144A)	$ 97,014
	200,000	Ukraine Government International Bond, 8.994%,
		2/1/24 (144A)	194,746
		Total Ukraine	$ 291,760

The accompanying notes are an integral part of these financial statements.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 27

Schedule of Investments | 4/30/20 (unaudited) (continued)

Principal
Amount USD ($)			Value
United Kingdom — 2.6%
GBP	450,000	United Kingdom Gilt, 3.5%, 1/22/45	$ 945,944
		Total United Kingdom	$ 945,944
Uruguay — 0.6%
UYU	9,771,000	Uruguay Government International Bond, 9.875%,
		6/20/22 (144A)	$ 216,801
		Total Uruguay	$ 216,801
TOTAL FOREIGN GOVERNMENT BONDS
		(Cost $9,230,720)	$ 8,316,226

Face
Amount USD ($)
	INSURANCE-LINKED SECURITIES — 0.1%
	of Net Assets(h)
	Reinsurance Sidecars — 0.1%
	Multiperil – Worldwide — 0.1%
30,000+(i)(j)	Lorenz Re 2018, 7/1/21	$ 2,151
30,000+(k)	Pangaea Re 2015-2, 5/29/20	45
30,000+(k)	Pangaea Re 2016-1, 11/30/20	67
50,000+(j)(k)	Pangaea Re 2017-1, 11/30/21	805
50,000+(j)(k)	Pangaea Re 2018-1, 12/31/21	2,940
40,962+(j)(k)	Pangaea Re 2019-1, 2/1/23	853
40,532+(j)(k)	Pangaea Re 2020-1, 0.0%, 2/1/24	41,582
	Total Reinsurance Sidecars	$ 48,443
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $68,740)	$ 48,443

Principal
Amount USD ($)
MUNICIPAL BOND — 0.1% of Net Assets(l)
Municipal General — 0.1%
30,000	Virginia Commonwealth Transportation Board, Transportation
	Capital Projects, 4.0%, 5/15/32	$ 32,076
	Total Municipal General	$ 32,076
TOTAL MUNICIPAL BOND
	(Cost $30,708)	$ 32,076
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 4.3% of Net Assets*(b)
Automobile — 0.3%
74,298	American Axle & Manufacturing, Inc., Tranche B Term Loan,
	3.0% (LIBOR + 225 bps), 4/6/24	$ 64,670
66,658	CWGS Group LLC (aka Camping World, Inc.), Term Loan,
	4.116% (LIBOR + 275 bps), 11/8/23	48,660
	Total Automobile	$ 113,330

The accompanying notes are an integral part of these financial statements.
28 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

Principal
Amount USD ($)		Value
Broadcasting & Entertainment — 0.2%
97,975	Sinclair Television Group, Inc., Tranche B Term Loan, 0.41%
	(LIBOR + 225 bps), 1/3/24	$ 91,912
	Total Broadcasting & Entertainment	$ 91,912
Chemicals, Plastics & Rubber — 0.1%
37,391	PQ Corp., Third Amendment Tranche B-1 Term Loan, 0.404%
	(LIBOR + 225 bps), 2/7/27	$ 35,868
	Total Chemicals, Plastics & Rubber	$ 35,868
Computers & Electronics — 0.3%
25,628	Energy Acquisition LP, (aka Electrical Components
International), First Lien Initial Term Loan,
	0.404% (LIBOR + 425 bps), 6/26/25	$ 18,580
122,500	Iron Mountain Information Management LLC, Incremental
	Term B Loan, 0.404% (LIBOR + 175 bps), 1/2/26	115,456
	Total Computers & Electronics	$ 134,036
Diversified & Conglomerate Service — 0.3%
49,020	DG Investment Intermediate Holdings 2, Inc. (aka Convergint
Technologies Holdings LLC), First Lien Initial
	Term Loan, 0.75% (LIBOR + 300 bps), 2/3/25	$ 42,831
73,688	West Corp., Incremental Term B-1 Loan, 1.45% (LIBOR +
	350 bps), 10/10/24	57,502
	Total Diversified & Conglomerate Service	$ 100,333
Electric & Electrical — 0.0%†
7,838	Rackspace Hosting, Inc., First Lien Term B Loan, 1.763%
	(LIBOR + 300 bps), 11/3/23	$ 7,393
	Total Electric & Electrical	$ 7,393
Electronics — 0.1%
49,000	Scientific Games International, Inc., Initial Term B-5 Loan,
	3.521% (LIBOR + 275 bps), 8/14/24	$ 40,817
	Total Electronics	$ 40,817
Environmental Services — 0.2%
78,556	GFL Environmental, Inc., Effective Date Incremental Term
	Loan, 4.0% (LIBOR + 300 bps), 5/30/25	$ 77,336
	Total Environmental Services	$ 77,336
Financial Services — 0.0%†
8,287	RPI Intermediate Finance Trust, Term B-1 Term Facility,
	0.404% (LIBOR + 175 bps), 2/11/27	$ 8,069
	Total Financial Services	$ 8,069
Healthcare & Pharmaceuticals — 0.3%
97,250	Endo Luxembourg Finance Co. I S.a.r.l., Initial Term Loan,
	0.75% (LIBOR + 425 bps), 4/29/24	$ 89,421
	Total Healthcare & Pharmaceuticals	$ 89,421
Healthcare, Education & Childcare — 0.5%
48,982	ATI Holdings Acquisition, Inc., First Lien Initial Term
	Loan, 1.072% (LIBOR + 350 bps), 5/10/23	$ 41,513

The accompanying notes are an integral part of these financial statements.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 29

Schedule of Investments | 4/30/20 (unaudited) (continued)

Principal
Amount USD ($)		Value
Healthcare, Education & Childcare — (continued)
48,386	KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),
	Term B-3 Loan, 5.2% (LIBOR + 375 bps), 2/21/25	$ 39,617
97,744	Life Time Fitness, Inc., 2017 Refinancing Term Loan,
	1.613% (LIBOR + 275 bps), 6/10/22	83,785
	Total Healthcare, Education & Childcare	$ 164,915
Hotel, Gaming & Leisure — 0.1%
41,313	1011778 B.C. Unlimited Liability Co. (New Red Finance, Inc.)
(aka Burger King/Tim Hortons), Term B-4 Loan,
	0.404% (LIBOR + 175 bps), 11/19/26	$ 39,058
	Total Hotel, Gaming & Leisure	$ 39,058
Insurance — 0.3%
45,424	Asurion LLC (fka Asurion Corp.), New B-7 Term Loan,
	0.404% (LIBOR + 300 bps), 11/3/24	$ 43,636
33,504	Integro Parent, Inc., First Lien Initial Term Loan, 6.75%
	(LIBOR + 575 bps), 10/31/22	32,667
48,995	USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
	Loan, 0.404% (LIBOR + 300 bps), 5/16/24	46,137
	Total Insurance	$ 122,440
Leasing — 0.5%
52,524	Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 0.75%
	(LIBOR + 175 bps), 1/15/25	$ 49,649
63,558	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan, 0.75%
	(LIBOR + 150 bps), 2/12/27	59,283
73,500	IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien Tranche
	B-1 Term Loan, 0.889% (LIBOR + 375 bps), 9/11/23	64,496
	Total Leasing	$ 173,428
Manufacturing — 0.2%
61,194	Aristocrat Leisure, Ltd., Term B-3 Loan, 2.859% (LIBOR +
	175 bps), 10/19/24	$ 58,338
	Total Manufacturing	$ 58,338
Media — 0.2%
31,376	CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
October 2018 Incremental Term Loan, 0.814% (LIBOR
	+ 225 bps), 1/15/26	$ 30,033
49,252	CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
September 2019 Initial Term Loan, 0.814% (LIBOR +
	250 bps), 4/15/27	47,322
	Total Media	$ 77,355
Metals & Mining — 0.2%
46,310	Atkore International, Inc., First Lien Initial Incremental
	Term Loan, 1.27% (LIBOR + 275 bps), 12/22/23	$ 44,617
29,560	Zekelman Industries, Inc. (fka JMC Steel Group, Inc.), 2020
	Term Loan, 0.57% (LIBOR + 225 bps), 1/24/27	28,082
	Total Metals & Mining	$ 72,699

The accompanying notes are an integral part of these financial statements.
30 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

Principal
Amount USD ($)		Value
	Professional & Business Services — 0.3%
98,250	Lamar Media Corp., Term B Loan, 0.982% (LIBOR +
	150 bps), 2/5/27	$ 94,750
	Total Professional & Business Services	$ 94,750
	Securities & Trusts — 0.1%
50,587	Stonepeak Lonestar Holdings LLC, Initial Term Loan, 1.135%
	(LIBOR + 450 bps), 10/19/26	$ 43,842
	Total Securities & Trusts	$ 43,842
	Telecommunications — 0.1%
18,280	Go Daddy Operating Co. LLC (GD Finance Co., Inc.), Tranche
	B-2 Term Loan, 2.154% (LIBOR + 175 bps), 2/15/24	$ 17,763
	Total Telecommunications	$ 17,763
	TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $1,722,455)	$ 1,563,103
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS — 20.7%
	of Net Assets
16,973	Fannie Mae, 3.0%, 5/1/31	$ 18,102
33,311	Fannie Mae, 3.0%, 2/1/43	35,832
22,494	Fannie Mae, 3.0%, 3/1/43	24,197
21,716	Fannie Mae, 3.0%, 5/1/43	23,426
24,278	Fannie Mae, 3.0%, 5/1/43	25,943
24,947	Fannie Mae, 3.0%, 6/1/45	26,904
18,534	Fannie Mae, 3.0%, 9/1/46	19,636
37,196	Fannie Mae, 3.0%, 10/1/46	39,397
52,390	Fannie Mae, 3.0%, 11/1/46	55,474
36,490	Fannie Mae, 3.0%, 1/1/47	39,634
30,196	Fannie Mae, 3.0%, 3/1/47	31,953
192,000	Fannie Mae, 3.0%, 5/1/49 (TBA)	202,687
37,397	Fannie Mae, 3.5%, 6/1/42	40,706
97,585	Fannie Mae, 3.5%, 9/1/42	105,607
78,707	Fannie Mae, 3.5%, 5/1/44	85,043
24,595	Fannie Mae, 3.5%, 2/1/45	26,913
67,335	Fannie Mae, 3.5%, 2/1/45	74,032
15,844	Fannie Mae, 3.5%, 6/1/45	17,037
30,278	Fannie Mae, 3.5%, 8/1/45	32,540
16,254	Fannie Mae, 3.5%, 9/1/45	17,871
51,294	Fannie Mae, 3.5%, 9/1/45	55,628
72,364	Fannie Mae, 3.5%, 10/1/45	77,815
28,032	Fannie Mae, 3.5%, 1/1/47	30,135
35,576	Fannie Mae, 3.5%, 1/1/47	38,699
36,313	Fannie Mae, 3.5%, 1/1/47	38,705
140,000	Fannie Mae, 3.5%, 5/1/48 (TBA)	147,931
28,479	Fannie Mae, 4.0%, 10/1/40	32,160

The accompanying notes are an integral part of these financial statements.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 31

Schedule of Investments | 4/30/20 (unaudited) (continued)

Principal
Amount USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
56,593	Fannie Mae, 4.0%, 1/1/42	$ 61,922
11,343	Fannie Mae, 4.0%, 2/1/42	12,411
19,709	Fannie Mae, 4.0%, 5/1/42	21,562
31,851	Fannie Mae, 4.0%, 11/1/43	35,405
24,545	Fannie Mae, 4.0%, 6/1/46	26,479
18,737	Fannie Mae, 4.0%, 11/1/46	20,177
18,055	Fannie Mae, 4.0%, 4/1/47	19,590
29,047	Fannie Mae, 4.0%, 4/1/47	31,516
1,120,000	Fannie Mae, 4.0%, 5/1/49 (TBA)	1,192,930
9,797	Fannie Mae, 4.5%, 4/1/41	10,885
7,377	Fannie Mae, 4.5%, 5/1/41	8,246
19,946	Fannie Mae, 4.5%, 11/1/43	22,149
24,212	Fannie Mae, 4.5%, 2/1/44	26,859
29,774	Fannie Mae, 4.5%, 2/1/44	33,063
100,000	Fannie Mae, 4.5%, 5/1/49 (TBA)	107,813
22,804	Fannie Mae, 5.0%, 8/1/31	24,971
10,260	Fannie Mae, 5.0%, 6/1/40	11,714
6,780	Fannie Mae, 5.5%, 10/1/35	7,749
10,411	Federal Home Loan Mortgage Corp., 3.0%, 9/1/42	11,233
12,473	Federal Home Loan Mortgage Corp., 3.0%, 1/1/43	13,459
23,731	Federal Home Loan Mortgage Corp., 3.0%, 2/1/43	25,608
27,586	Federal Home Loan Mortgage Corp., 3.0%, 4/1/43	29,640
46,390	Federal Home Loan Mortgage Corp., 3.0%, 4/1/43	50,059
13,231	Federal Home Loan Mortgage Corp., 3.0%, 5/1/43	14,216
18,255	Federal Home Loan Mortgage Corp., 3.0%, 9/1/46	19,351
18,676	Federal Home Loan Mortgage Corp., 3.0%, 12/1/46	19,780
55,934	Federal Home Loan Mortgage Corp., 3.0%, 2/1/47	59,205
12,948	Federal Home Loan Mortgage Corp., 3.5%, 10/1/42	14,098
66,304	Federal Home Loan Mortgage Corp., 3.5%, 6/1/45	72,172
81,702	Federal Home Loan Mortgage Corp., 3.5%, 11/1/45	87,857
60,280	Federal Home Loan Mortgage Corp., 3.5%, 7/1/46	66,298
24,987	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	27,130
68,414	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	73,813
82,805	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	90,136
52,899	Federal Home Loan Mortgage Corp., 3.5%, 12/1/46	57,582
75,929	Federal Home Loan Mortgage Corp., 4.0%, 1/1/44	83,106
15,317	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	16,577
17,634	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	19,137
34,977	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	37,956
31,124	Federal Home Loan Mortgage Corp., 4.5%, 6/1/41	34,581
14,815	Federal Home Loan Mortgage Corp., 5.0%, 9/1/38	16,895
17,209	Federal Home Loan Mortgage Corp., 5.0%, 10/1/38	19,622
2,453	Federal Home Loan Mortgage Corp., 5.0%, 5/1/39	2,789

The accompanying notes are an integral part of these financial statements.
32 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

Principal
Amount USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
5,511	Federal Home Loan Mortgage Corp., 5.0%, 12/1/39	$ 6,294
9,859	Federal Home Loan Mortgage Corp., 6.0%, 8/1/37	11,054
14,005	Federal Home Loan Mortgage Corp., 6.5%, 1/1/38	17,100
23,040	Federal Home Loan Mortgage Corp., 6.5%, 4/1/38	26,726
38,191	Government National Mortgage Association I, 3.5%, 11/15/41	40,998
7,652	Government National Mortgage Association I, 3.5%, 10/15/42	8,212
24,220	Government National Mortgage Association I, 3.5%, 8/15/46	25,686
26,946	Government National Mortgage Association I, 4.0%, 4/15/45	29,388
35,211	Government National Mortgage Association I, 4.0%, 6/15/45	38,417
20,555	Government National Mortgage Association I, 4.5%, 1/15/40	22,928
16,294	Government National Mortgage Association I, 4.5%, 9/15/40	18,020
6,237	Government National Mortgage Association I, 4.5%, 10/15/40	6,840
15,019	Government National Mortgage Association I, 4.5%, 7/15/41	16,564
24,463	Government National Mortgage Association II, 3.0%, 9/20/46	26,141
22,118	Government National Mortgage Association II, 4.5%, 9/20/41	24,340
44,568	Government National Mortgage Association II, 4.5%, 9/20/44	47,985
13,802	Government National Mortgage Association II, 4.5%, 10/20/44	15,155
28,948	Government National Mortgage Association II, 4.5%, 11/20/44	31,783
82,998	Government National Mortgage Association II, 4.5%, 4/20/48	89,628
1,400,000(f)	U. S. Treasury Bills, 5/12/20	1,399,971
207,000	U. S. Treasury Bonds, 3.0%, 2/15/49	293,301
396,496	U. S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	505,461
435,331	U. S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48	574,012
237,466	U. S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49	317,398
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $7,016,234)	$ 7,595,150

Number of				Strike	Expiration
Contracts	Description	Counterparty	Notional	Price	Date
OVER THE COUNTER (OTC) CURRENCY PUT
OPTION PURCHASED — 0.1%
890,000	Put EUR	Bank of
	Call USD	America NA	USD 13,862	USD 1.11	3/8/21	$ 25,279
TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
OPTION PURCHASED
	(Premiums paid $13,862)					$ 25,279
TOTAL OPTIONS PURCHASED
	(Premiums paid $13,862)					$ 25,279
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 97.8%
	(Cost $37,602,528)					$ 35,882,625

The accompanying notes are an integral part of these financial statements.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 33

Schedule of Investments | 4/30/20 (unaudited) (continued)

			Net	Change in Net
			Realized	Unrealized
		Dividend	Gain	Appreciation
Shares		Income	(Loss)	(Depreciation)	Value
AFFILIATED ISSUER — 2.6%
CLOSED-END FUND — 2.6% of Net Assets
114,057(m)	Pioneer ILS
	Interval Fund	$62,926	$ —	$(38,780)	$ 966,066
TOTAL CLOSED-END FUND
	(Cost $1,108,478)				$ 966,066
TOTAL INVESTMENTS IN AFFILIATED ISSUER — 2.6%
	(Cost $1,108,478)				$ 966,066

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date
OVER THE COUNTER (OTC) CURRENCY CALL
OPTION WRITTEN — (0.0)%†
(890,000)	Call EUR	Bank of
	Put USD	America NA	$13,862	$1.20	3/8/21	$ (3,311)
TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
OPTION WRITTEN
	(Premiums received $(13,862))					$ (3,311)
	OTHER ASSETS AND LIABILITIES — (0.4)%					$ (139,707)
	NET ASSETS — 100.0%					$ 36,705,673

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
EUAMDB	Euribor ICE Swap Rate.
EURIBOR	Euro Interbank Offered Rate.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
REMICS	Real Estate Mortgage Investment Conduits.
SOFRRATE	Secured Overnight Financing Rate.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2020, the value of these securities amounted to $7,356,936, or 20.0% of net assets.

(TBA)	“To Be Announced” Securities.
†	Amount rounds to less than 0.1%.
*
Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2020.

+	Security that used significant unobservable inputs to determine its value.
(a)	Security is perpetual in nature and has no stated maturity date.

The accompanying notes are an integral part of these financial statements.
34 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

(b)	Floating rate note. Coupon rate, reference index and spread shown at April 30, 2020.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at April 30, 2020.
(d)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(e)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at April 30, 2020.
(f)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(g)	Security is in default.
(h)	Securities are restricted as to resale.
(i)	Issued as preference shares.
(j)	Non-income producing security.
(k)	Issued as participation notes.
(l)	Consists of Revenue Bonds unless otherwise indicated.
(m)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Pioneer Asset Management, Inc., (the “Adviser”).

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

						Unrealized
Currency	In	Currency			Settlement	Appreciation
Purchased	Exchange for	Sold	Deliver	Counterparty	Date	(Depreciation)
CZK	11,566,647	USD	(496,456)	Bank of America NA	5/27/20	$(28,925)
AUD	1,196,495	NZD	(1,278,352)	Brown Brothers	7/2/20	(3,868)
				Harriman & Co.
EUR	324,920	USD	(365,531)	Brown Brothers	5/26/20	(9,494)
				Harriman & Co.
USD	568,126	MXN	(11,015,402)	Brown Brothers	5/29/20	111,804
				Harriman & Co.
CAD	1,064,000	USD	(797,600)	Citibank NA	6/4/20	(33,309)
MXN	3,999,874	USD	(204,825)	Goldman Sachs	5/29/20	(39,127)
				International
INR	16,386,000	USD	(210,598)	HSBC Bank USA NA	6/26/20	6,416
RUB	5,990,000	USD	(82,116)	HSBC Bank USA NA	5/27/20	(1,754)
AUD	1,390,319	USD	(899,191)	JPMorgan Chase	6/29/20	7,859
				Bank NA
CHF	410,968	USD	(421,207)	JPMorgan Chase	5/27/20	4,673
				Bank NA
JPY	472,095,517	USD	(4,251,186)	JPMorgan Chase	5/27/20	154,686
				Bank NA
NOK	5,314,802	USD	(566,175)	JPMorgan Chase	5/28/20	(46,886)
				Bank NA
NZD	639,571	USD	(372,043)	JPMorgan Chase	5/27/20	20,527
				Bank NA
SEK	3,582,370	USD	(360,140)	JPMorgan Chase	5/29/20	7,059
				Bank NA
USD	262,279	GBP	(222,307)	JPMorgan Chase	5/27/20	(17,830)
				Bank NA
EUR	2,355,706	USD	(2,561,646)	State Street Bank	6/26/20	21,433
				& Trust Co.
EUR	582,116	USD	(630,840)	The Bank of New	5/26/20	7,024
				York Mellon
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$160,288

The accompanying notes are an integral part of these financial statements.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 35

Schedule of Investments | 4/30/20 (unaudited) (continued)
FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS

Number of					Unrealized
Contracts		Expiration	Notional	Market	Appreciation
Long	Description	Date	Amount	Value	(Depreciation)
11	Australia	6/15/20	$1,083,096	$1,068,034	$(15,062)
	10-Year Bond
6	Canada	6/19/20	606,766	643,830	37,064
	10-Year Bond
5	Euro BUXL	6/8/20	1,206,802	1,200,449	(6,353)
	30 Year Bond
4	Long Gilt	6/26/20	690,879	693,953	3,074
1	U.S. Ultra Bond	6/19/20	223,718	224,781	1,063
	(CBT)
			$3,811,261	$3,831,047	$19,786

Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	(Depreciation)
22	U. S. 10 Year	6/19/20	$2,924,664	$3,059,375	$(134,711)
	Note (CBT)
25	U. S. 10 Year	6/19/20	3,703,328	3,925,781	(222,453)
	Ultra
6	U.S. Long	6/19/20	997,593	1,086,187	(88,594)
	Bond (CBT)
			$7,625,585	$8,071,343	$(445,758)
TOTAL FUTURES CONTRACTS			$(3,814,324)	$(4,240,296)	$(425,972)

SWAP CONTRACT
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT – SELL PROTECTION

	Reference		Annual
Notional	Obligation/	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Index	Receive(2)	Rate	Date	(Received)	(Depreciation)	Value
730,000	Markit CDX	Receive	5.00%	6/20/25	$(1,419)	$(34,285)	$(35,704)
	North America
	High Yield
	Series 34
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACT – SELL PROTECTION					$(1,419)	$(34,285)	$(35,704)
TOTAL SWAP CONTRACT					$(1,419)	$(34,285)	$(35,704)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receives quarterly.

The accompanying notes are an integral part of these financial statements.
36 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
ARS — Argentine Peso
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
CZK — Czech Koruna
DOP — Dominican Republic Peso
EGP — Egyptian Pound
EUR — Euro
GBP — Great British Pound
GHS — Ghanaian Cedi
IDR — Indonesian Rupiah
INR — Indian Rupee
JPY — Japanese Yen
MXN — Mexican Peso
NOK — Norwegian Krone
NZD — New Zealand Dollar
RUB — Russian Ruble
SEK — Swedish Krona
UYU — Uruguayan Peso
Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2020 were as follows:

	Purchases	Sales
Long-Term U. S. Government Securities	$577,986	$3,045,542
Other Long-Term Securities	$7,816,408	$6,285,073

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2020, the Fund engaged in purchases of $23,288 and sales of $8,904 pursuant to these procedures, which resulted in a net realized gain of $303.
At April 30, 2020, the net unrealized depreciation on investments based on cost for federal tax purposes of $38,820,450 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$1,922,094
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(4,198,552)
Net unrealized depreciation	$(2,276,458)

The accompanying notes are an integral part of these financial statements.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 37

Schedule of Investments | 4/30/20 (unaudited) (continued)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of April 30, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Convertible Preferred Stock	$295,155	$—	$—	$295,155
Asset Backed Securities	—	160,681	—	160,681
Collateralized Mortgage Obligations	—	102,012	—	102,012
Commercial Mortgage-Backed
Securities	—	1,202,793	—	1,202,793
Convertible Corporate Bond	—	45,537	—	45,537
Corporate Bonds	—	16,496,170	—	16,496,170
Foreign Government Bonds	—	8,316,226	—	8,316,226
Insurance-Linked Securities
Reinsurance Sidecars
Multiperil - Worldwide	—	—	48,443	48,443
Municipal Bond	—	32,076	—	32,076
Senior Secured Floating Rate
Loan Interests	—	1,563,103	—	1,563,103
U. S. Government and
Agency Obligations	—	7,595,150	—	7,595,150
Affiliated Closed-end Fund	—	966,066	—	966,066
Over The Counter (OTC) Currency
Put Option Purchased	—	25,279	—	25,279
Total Investments in Securities	$295,155	$36,505,093	$48,443	$36,848,691
Other Financial Instruments
Over The Counter (OTC) Currency
Call Option Written	$—	$(3,311)	$—	$(3,311)
Net unrealized appreciation on
forward foreign currency
exchange contracts	—	160,288	—	160,288
Net unrealized depreciation
on futures contracts	(425,972)	—	—	(425,972)
Swap contracts, at value	—	(35,704)	—	(35,704)
Total Other Financial Instruments	$(425,972)	$121,273	$—	$(304,699)

The accompanying notes are an integral part of these financial statements.
38 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

	Collateralized	Insurance-
	Mortgage	Linked
	Securities	Securities	Total
Balance as of 10/31/19	$100,000	$50,918	$150,918
Realized gain (loss)(1)	680	—	680
Change in unrealized appreciation (depreciation)(2)	—	2,958	2,958
Accrued discounts/premiums	—	—	—
Purchases	—	40,532	40,532
Sales	(100,680)	(45,965)	(146,645)
Transfer in to Level 3*	—	—	—
Transfer out of Level 3*	—	—	—
Balance as of 10/31/19	$—	$48,443	$48,443

(1)    Realized gain (loss) on these securities is included in the realized gain (loss) on investments on the Statement of Operations.
(2)    Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*      Transfers are calculated on the beginning of period values. For the six months ended April 30, 2020, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at April 30, 2020:	$2,958

The accompanying notes are an integral part of these financial statements.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 39

Statement of Assets and Liabilities | 4/30/20 (unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $37,602,528)	$35,882,625
Investments in affiliated issuers, at value (cost $1,108,478)	966,066
Cash	10,220
Foreign currencies, at value (cost $49,434)	54,203
Futures collateral	133,256
Swaps collateral	84,727
Due from broker for futures	700,134
Due from broker for swaps	33,768
Variation margin for futures contracts	25,563
Variation margin for centrally cleared swap contracts	266
Net unrealized appreciation on forward foreign currency exchange contracts	160,288
Receivables —
Investment securities sold	814,955
Fund shares sold	18,547
Interest	378,917
Due from the Adviser	21,871
Other assets	28,150
Total assets	$39,313,556
LIABILITIES:
Payables —
Investment securities purchased	$1,958,476
Fund shares repurchased	11,002
Distributions	53,187
Trustees’ fees	511
Written options outstanding (net premiums received $(13,862))	3,311
Net unrealized depreciation on futures contracts	425,972
Swap contracts, at value (net premiums received $1,419)	35,704
Due to affiliates	15,444
Accrued expenses	104,276
Total liabilities	$2,607,883
NET ASSETS:
Paid-in capital	$39,871,055
Distributable earnings (loss)	(3,165,382)
Net assets	$36,705,673
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $16,591,681/1,741,366 shares)	$9.53
Class C (based on $7,513,250/786,308 shares)	$9.56
Class Y (based on $12,600,742/1,311,435 shares)	$9.61
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.53 net asset value per share/100%-4.50%
maximum sales charge)	$9.98

The accompanying notes are an integral part of these financial statements.
40 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 4/30/20

INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes
withheld $13,048)	$694,727
Dividends from unaffiliated issuers	5,509
Dividends from affiliated issuers	62,926
Total investment income		$763,162
EXPENSES:
Management fees	$97,053
Administrative expense	26,671
Transfer agent fees
Class A	42,640
Class C	1,023
Class Y	1,001
Distribution fees
Class A	22,221
Class C	39,824
Shareowner communications expense	2,756
Custodian fees	20,769
Registration fees	26,028
Professional fees	37,535
Printing expense	24,319
Pricing fees	22,078
Trustees’ fees	4,222
Insurance expense	429
Miscellaneous	5,757
Total expenses		$374,326
Less fees waived and expenses reimbursed
by the Adviser		(164,949)
Net expenses		$209,377
Net investment income		$553,785
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$93,804
Written options	28,921
Forward foreign currency exchange contracts	(389,654)
Futures contracts	(59,157)
Swap contracts	(3,302)
Other assets and liabilities denominated in foreign currencies	(78,075)	$(407,463)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(2,223,853)
Investments in affiliated issuers	(38,780)
Written options	(18,354)
Forward foreign currency exchange contracts	81,881
Futures contracts	(449,687)
Swap contracts	(34,285)
Other assets and liabilities denominated in foreign currencies	(5,469)	$(2,688,547)
Net realized and unrealized gain (loss) on investments		$(3,096,010)
Net decrease in net assets resulting from operations		$(2,542,225)

The accompanying notes are an integral part of these financial statements.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 41

Statements of Changes in Net Assets

	Six Months
	Ended
	4/30/20	Year Ended
	(unaudited)	10/31/19
FROM OPERATIONS:
Net investment income (loss)	$553,785	$1,171,176
Net realized gain (loss) on investments	(407,463)	(1,638,687)
Change in net unrealized appreciation (depreciation)
on investments	(2,688,547)	2,898,500
Net increase (decrease) in net assets resulting
from operations	$(2,542,225)	$2,430,989
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.13 and $0.05 per share, respectively)	$(238,536)	$(102,417)
Class C ($0.09 and $0.02 per share, respectively)	(73,940)	(21,637)
Class Y ($0.15 and $0.08 per share, respectively)	(192,234)	(139,987)
Tax return of capital:
Class A ($— and $0.21 per share, respectively)	—	(376,399)
Class C ($— and $0.16 per share, respectively)	—	(131,529)
Class Y ($— and $0.21 per share respectively)	—	(293,323)
Total distributions to shareowners	$(504,710)	$(1,065,292)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$2,066,010	$2,798,300
Reinvestment of distributions	186,903	439,831
Cost of shares repurchased	(2,846,638)	(13,187,825)
Net decrease in net assets resulting from Fund
share transactions	$(593,725)	$(9,949,694)
Net decrease in net assets	$(3,640,660)	$(8,583,997)
NET ASSETS:
Beginning of period	$40,346,333	$48,930,330
End of period	$36,705,673	$40,346,333

The accompanying notes are an integral part of these financial statements.
42 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

	Six Months	Six Months
	Ended	Ended
	4/30/20	4/30/20	Year Ended	Year Ended
	Shares	Amount	10/31/19	10/31/19
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	124,710	$1,271,922	157,779	$1,610,050
Reinvestment of distributions	14,188	141,653	28,071	286,795
Less shares repurchased	(185,095)	(1,872,409)	(293,315)	(2,981,953)
Net decrease	(46,197)	$(458,834)	(107,465)	$(1,085,108)
Class C
Shares sold	12,432	$121,630	41,334	$417,087
Reinvestment of distributions	1,566	15,674	3,892	39,874
Less shares repurchased	(43,034)	(434,925)	(105,304)	(1,074,273)
Net decrease	(29,036)	$(297,621)	(60,078)	$(617,312)
Class Y
Shares sold	67,757	$672,458	74,904	$771,163
Reinvestment of distributions	2,936	29,576	11,076	113,162
Less shares repurchased	(53,127)	(539,304)	(894,957)	(9,131,599)
Net increase (decrease)	17,566	$162,730	(808,977)	$(8,247,274)

The accompanying notes are an integral part of these financial statements.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 43

Financial Highlights

	Six Months
	Ended		Year	Year	Year	Year	Year
	4/30/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		10/31/19	10/31/18	10/31/17	10/31/16*	10/31/15*
Class A
Net asset value, beginning of period	$10.32		$10.00	$10.70	$10.60	$10.40	$10.91
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.15		$0.29	$0.24	$0.30	$0.31	$0.31
Net realized and unrealized gain (loss) on investments	(0.81)		0.29	(0.70)	0.09	0.25	(0.41)
Net increase (decrease) from investment operations	$(0.66)		$0.58	$(0.46)	$0.39	$0.56	$(0.10)
Distributions to shareowners:
Net investment income	$(0.13)		$(0.5)	$(0.05)	$(0.19)	$(0.28)	$(0.31)
Net realized gain	—		—	—	(0.06)	—	(0.10)
Tax return of capital	—		(0.21)	(0.19)	(0.04)	(0.08)	—
Total distributions	$(0.13)		$(0.26)	$(0.24)	$(0.29)	$(0.36)	$(0.41)
Net increase (decrease) in net asset value	$(0.79)		$0.32	$(0.70)	$0.10	$0.20	$(0.51)
Net asset value, end of period	$9.53		$10.32	$10.00	$10.70	$10.60	$10.40
Total return (b)	(6.41	)%(c)	5.89%	(4.41)%	3.75%	5.59%	(1.00)%
Ratio of net expenses to average net assets	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	2.93	%(d)	2.80%	2.31%	2.83%	2.99%	2.87%
Portfolio turnover rate	23	%(c)	16%	64%	70%	37%	34%
Net assets, end of period (in thousands)	$16,592		$18,445	$18,954	$23,252	$13,579	$12,737
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.11%		2.29%	1.99%	2.13%	2.67%	2.67%
Net investment income (loss) to average net assets	1.82%		1.51%	1.32%	1.70%	1.32%	1.20%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based upon the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not Annualized
(d)	Annualized

The accompanying notes are an integral part of these financial statements.
44 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

	Six Months
	Ended		Year	Year	Year	Year	Year
	4/30/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		10/31/19	10/31/18	10/31/17	10/31/16*	10/31/15*
Class C
Net asset value, beginning of period	$10.35		$10.03	$10.73	$10.63	$10.43	$10.94
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.11		$0.20	$0.16	$0.21	$0.22	$0.21
Net realized and unrealized gain (loss) on investments	(0.81)		0.30	(0.71)	0.09	0.25	(0.41)
Net increase (decrease) from investment operations	$(0.70)		$0.50	$(0.55)	$0.30	$0.47	$(0.20)
Distributions to shareowners:
Net investment income	$(0.09)		$(0.02)	$(0.04)	$(0.10)	$(0.19)	$(0.21)
Net realized gain	—		—	—	(0.06)	—	(0.10)
Tax return of capital	—		(0.16)	(0.11)	(0.04)	(0.08)	—
Total distributions	$(0.09)		$(0.18)	$(0.15)	$(0.20)	$(0.27)	$(0.31)
Net increase (decrease) in net asset value	$(0.79)		$0.32	$(0.70)	$0.10	$0.20	$(0.51)
Net asset value, end of period	$9.56		$10.35	$10.03	$10.73	$10.63	$10.43
Total return (b)	(6.77	)%(c)	5.02%	(5.19)%	2.88%	4.67%	(1.87)%
Ratio of net expenses to average net assets	1.79	%(d)	1.84%	1.81%	1.81%	1.90%	1.90%
Ratio of net investment income (loss) to average net assets	2.14	%(d)	1.97%	1.53%	2.00%	2.10%	1.96%
Portfolio turnover rate	23	%(c)	16%	64%	70%	37%	34%
Net assets, end of period (in thousands)	$7,513		$8,436	$8,781	$10,024	$4,370	$4,113
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.41%		2.49%	2.14%	2.21%	2.53%	2.56%
Net investment income (loss) to average net assets	1.52%		1.32%	1.20%	1.60%	1.46%	1.30%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based upon the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized
(d)	Annualized

The accompanying notes are an integral part of these financial statements.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 45

Financial Highlights (continued)

	Six Months
	Ended		Year	Year	Year	Year	Year
	4/30/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		10/31/19	10/31/18	10/31/17	10/31/16*	10/31/15*
Class Y
Net asset value, beginning of period	$10.41		$10.08	$10.80	$10.69	$10.50	$11.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.16		$0.32	$0.26	$0.33	$0.34	$0.33
Net realized and unrealized gain (loss) on investments	(0.81)		0.30	(0.71)	0.10	0.24	(0.39)
Net increase (decrease) from investment operations	$(0.65)		$0.62	$(0.45)	$0.43	$0.58	$(0.06)
Distributions to shareowners:
Net investment income	$(0.15)		$(0.08)	$(0.06)	$(0.22)	$(0.31)	$(0.34)
Net realized gain	—		—	—	(0.06)	—	(0.10)
Tax return of capital	—		(0.21)	(0.21)	(0.04)	(0.08)	—
Total distributions	$(0.15)		$(0.29)	$(0.27)	$(0.32)	$(0.39)	$(0.44)
Net increase (decrease) in net asset value	$(0.80)		$0.33	$(0.72)	$0.11	$0.19	$(0.50)
Net asset value, end of period	$9.61		$10.41	$10.08	$10.80	$10.69	$10.50
Total return (b)	(6.32	)%(c)	6.23%	(4.29)%	4.10%	5.73%	(0.62)%
Ratio of net expenses to average net assets	0.75	%(d)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets	3.18	%(d)	3.08%	2.46%	3.10%	3.24%	3.12%
Portfolio turnover rate	23	%(c)	16%	64%	70%	37%	34%
Net assets, end of period (in thousands)	$12,601		$13,466	$21,195	$14,645	$10,767	$12,178
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.38%		1.41%	1.14%	1.17%	1.41%	1.39%
Net investment income (loss) to average net assets	2.55%		2.42%	2.07%	2.68%	2.59%	2.48%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based upon the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized
(d)	Annualized

The accompanying notes are an integral part of these financial statements.
46 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

Notes to Financial Statements | 4/30/20 (unaudited)
1. Organization and Significant Accounting Policies
Pioneer Global Multisector Income Fund (the “Fund”) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide a high level of current income.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K had not commenced operations as of April 30, 2020. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Fund’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 47

period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08 as of April 30, 2020. The implementation of ASU 2017-08 did not have a material impact on the Fund’s financial statements.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an
48 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 49

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are values at such funds’ net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At April 30, 2020, no securities were valued using fair value methods (other than securities using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
50 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 51

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2019 was as follows:

2019
Distributions paid from:
Ordinary income	$264,042
Return of capital	801,250
Total	$1,065,292

The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2019:

2019
Distributable earnings/losses:
Capital loss carryforward	$(449,326)
Current year dividend payable	(53,564)
Unrealized depreciation	384,443
Total	$(118,447)

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency and futures contracts, adjustments relating to catastrophe bonds.
E.    Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $762 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2020.
F.    Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
52 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 53

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of
54 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.    Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete
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information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
Additionally, the Fund may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Fund’s investment in Pioneer ILS Interval Fund at April 30, 2020, is listed in the Schedule of Investments.
I.     Purchased Options
The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the six months ended April 30, 2020, was $15,576. Open purchased options at April 30, 2020, are listed in the Schedule of Investments.
J.    Option Writing
The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is
56 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The average market value of written options for the six months ended April 30, 2020, was $(475). Open written options contracts at April 30, 2020, are listed in the Schedule of Investments.
K.   Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).
During the six months ended April 30, 2020, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six months ended April 30, 2020, was $10,896,461. Open forward foreign currency exchange contracts outstanding at April 30, 2020, are listed in the Schedule of Investments.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 57

L.    Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at April 30, 2020, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the six months ended April 30, 2020, was $(5,870,749). Open futures contracts outstanding at April 30, 2020, are listed in the Schedule of Investments.
M.   Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer
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of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 59

centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at April 30, 2020, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the six months ended April 30, 2020, was $(10,242). Open credit default swap contracts at April 30, 2020, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are paid monthly and are calculated daily at the annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion and 0.45% of the of the Fund’s average daily net assets over $1 billion. For the six months ended April 30, 2020, the effective management fee was equivalent to 0.50% (annualized) of the Fund’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the six months ended April 30, 2020, the Adviser waived $8,378 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.00%, 1.90% and 0.75% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through March 1, 2021. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended April 30, 2020, are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $14,496 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2020.
60 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$1,744
Class C	793
Class Y	219
Total	$2,756

4. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $948 in distribution fees payable to the Distributor at April 30, 2020.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2020, CDSCs in the amount of $337 were paid to the Distributor.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 61

5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2020, the Fund had no borrowings under the credit facility.
6. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a
62 Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20

transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2020.

	Derivative
	Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
Bank of America NA	$25,279	$(25,279)	$—	$—	$—
Brown Brothers
Harriman & Co.	111,804	(13,362)	—	—	98,442
Citibank NA	—	—	—	—	—
Goldman Sachs
International	—	—	—	—	—
HSBC Bank USA NA	6,416	(1,754)	—	—	4,662
JPMorgan Chase
Bank NA	194,804	(64,716)	—	—	130,088
State Street Bank &
Trust Co.	21,433	—	—	—	21,433
The Bank of
New York Mellon	7,024	—	—	—	7,024
Total	$366,760	$(105,111)	$—	$—	$261,649

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Bank of America NA	$32,236	$(25,279)	$—	$—	$6,957
Brown Brothers
Harriman & Co.	13,362	(13,362)	—	—	—
Citibank NA	33,309	—	—	—	33,309
Goldman Sachs
International	39,127	—	—	—	39,127
HSBC Bank USA NA	1,754	(1,754)	—	—	—
JPMorgan Chase
Bank NA	64,716	(64,716)	—	—	—
State Street Bank &
Trust Co.	—	—	—	—	—
The Bank of
New York Mellon	—	—	—	—	—
Total	$184,504	$(105,111)	$—	$—	$79,393

(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 63

7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2020, was as follows:

			Foreign
Statement of Assets	Interest	Credit	Exchange	Equity	Commodity
and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Options purchased*	$—	$—	$25,279	$—	$—
Net unrealized appreciation
on forward foreign currency
exchange contracts	—	—	160,288	—	—
Total Value	$—	$—	$185,567	$—	$—
Liabilities
Written options outstanding	$—	$—	$3,311	$—	$—
Net unrealized depreciation
on futures contracts	—	—	425,972	—	—
Swaps contracts, at value	—	35,704	—	—	—
Total Value	$—	$35,704	$429,283	$—	$—

*  Reflects the market value of purchased option contracts (see Note 1I.). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2020, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain (loss) on:
Options purchased*	$—	$—	$(28,921)	$—	$—
Written options	—	—	28,921	—	—
Forward foreign currency
exchange contracts	—	—	(389,654)	—	—
Futures contracts	(59,157)	—	—	—	—
Swap contracts	—	(3,302)	—	—	—
Total Value	$(59,157)	$(3,302)	$(389,654)	$—	$—
Change in net unrealized
appreciation
(depreciation) on:
Options purchased*	$—	$—	$13,106	$—	$—
Written options	—	—	(18,354)	—	—
Forward foreign currency
exchange contracts	—	—	81,881	—	—
Futures contracts	(449,687)	—	—	—	—
Swap contracts	—	(34,285)	—	—	—
Total Value	$(449,687)	$(34,285)	$76,633	$—	$—

*  Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1I.). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.
8. Additional Information
The Board of Trustees of the Fund approved the liquidation of the Fund on or about August 28, 2020. All shares of the Fund that are outstanding on the liquidation date will be redeemed automatically as of the close of business on that date. Written notification of the Fund’s liquidation has been mailed to all shareholders of the Fund.
Pioneer Global Multisector Income Fund | Semiannual Report | 4/30/20 65

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
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and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 21910-12-0620

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser;
principal underwriter; or any affiliated person (as defined in Section 2(a)(3)
of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in
Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the
Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust VII

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 6, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 6, 2020

* Print the name and title of each signing officer under his or her signature.